As filed with the Securities and Exchange Commission on July 25, 2016

Registration No. 333-206222

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1

TO

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Eagle Materials Inc.

(Exact name of registrant as specified in its charter)

See Table of Additional Registrants

Delaware	3811 Turtle Creek Blvd., Suite 1100 Dallas, Texas 75219 (214) 432-2000	75-2520779
(State or other jurisdiction of incorporation or organization)	(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)	(I.R.S. Employer Identification No.)

James H. Graass, Esq.

Executive Vice President, General Counsel and Secretary

Eagle Materials Inc.

3811 Turtle Creek Blvd., Suite 1100

Dallas, Texas 75219 (214) 432-2000

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

William D. Howell, Esq.

Sidley Austin LLP

2001 Ross Avenue

Dallas, Texas 75201

(214) 981-3300

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Securities Exchange Act of 1934, as amended.

Large accelerated filer	☒	Accelerated filer	☐

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered/Proposed Maximum Offering Price Per Unit/Proposed Maximum Aggregate Offering Price/Amount of Registration Fee(1)(2)
Common Stock, par value $0.01 per share
Preferred Stock, par value $0.01 per share
Debt Securities
Guarantees of Debt Securities(3)
Warrants
Units
Depositary Shares

(1)	There is being registered hereunder such indeterminate number or amount of common stock, preferred stock, debt securities, guarantees of debt securities, warrants, units and depositary shares as may from time to time be issued at indeterminate prices and as may be issued upon conversion, redemption, exchange, exercise or settlement of any securities registered hereunder, including under any applicable antidilution provisions. Any securities registered hereunder may be sold separately or as units with other securities registered hereunder or other securities.
(2)	In reliance on Rule 456(b) and Rule 457(r) under the Securities Act, the Registrant hereby defers payment of the registration fee required in connection with this Registration Statement. Accordingly, no filing fee is paid herewith.
(3)	In reliance on Rule 457(n), no separate registration fee is payable with respect to the guarantees of debt securities.

EXPLANATORY NOTE

This registration statement is a post-effective amendment to the registration statement on Form S-3 of Eagle Materials Inc. (File No. 333-206222) (the “Registration Statement”). This post-effective amendment to the Registration Statement is being filed for the purposes of (i) adding the entities listed in the table below (the “Subsidiary Guarantors”) as additional registrants under the Registration Statement; (ii) adding guarantees of debt securities as additional securities to be offered under the prospectus included herein, which replaces the prospectus in the Registration Statement; (iii) updating the information in Part II with respect to the addition of the Subsidiary Guarantors; and (iv) filing additional exhibits to the Registration Statement under Item 16 of Part II thereof.

TABLE OF ADDITIONAL REGISTRANT GUARANTORS

Exact name of registrant as specified in its charter*	State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification No.
AG Dallas LLC	Delaware	76-0757036
AG South Carolina LLC	Delaware	86-1124393
American Gypsum Company LLC	Delaware	85-0311955
American Gypsum Marketing Company LLC	Delaware	85-0478739
Audubon Materials LLC	Delaware	46-1076551
Audubon Readymix LLC	Delaware	46-1280448
CCP Cement Company	Nevada	75-2600356
CCP Concrete/Aggregates LLC	Delaware	75-2600347
CCP Gypsum LLC	Nevada	75-2600352
CCP Land Company	Nevada	75-2600360
CCP Leasing LLC	Delaware	11-3831070
Centex Cement Corporation	Nevada	75-2134854
Centex Materials LLC	Delaware	74-1500747
CPCC Land Company LLC	Delaware	38-3986222
CRS Atlantic LLC	Oklahoma	20-2114284
CRS Blocker 1 Inc.	Delaware	36-4734113
CRS Blocker 2 Inc.	Delaware	45-5378127
CRS Blocker 3 Inc.	Delaware	35-2446610
CRS Blocker 4 Inc.	Delaware	45-5378201
CRS Holdco LLC	Delaware	80-0821985
CRS Proppants LLC	Delaware	27-2378297
Dunning Properties, L.L.C.	California	06-1767982
Eagle Cement Company LLC	Delaware	87-0772016
Eagle Materials Aviation LLC	Delaware	16-1733377
Eagle Materials IP LLC	Delaware	47-4320539
Eagle Oil and Gas Proppants Holdings LLC	Delaware	47-2153721
Eagle Oil and Gas Proppants LLC	Delaware	47-2153831
Farming Solutions Holdings LLC	Delaware	47-4780386
Farming Solutions LLC	Delaware	38-3977125
Great Northern Sand LLC	Delaware	27-3146483
Green Property Farms, LLC	California	06-1767984
Green Rose Investments, LLC	California	06-1767985
Hollis & Eastern Railroad Company LLC	Delaware	75-2910075
IC Energy LLC	Delaware	56-2570220
Illinois Cement Company LLC	Delaware	75-6179994
Kansas City Aggregate LLC	Delaware	46-1077384
Kansas City Fly Ash LLC	Delaware	46-1097830
Kansas City Readymix LLC	Delaware	46-1081938
Mathews Readymix LLC	California	94-1271919
MEV Land Trust LLC	Delaware	27-2805444
Michigan Cement Company LLC	Delaware	47-4721040
Minnesota Sand Company LLC	Delaware	61-1767324
Mountain Cement Company	Nevada	75-2178086
Mountain Land & Cattle Company LLC	Delaware	01-0930344
Nevada Cement Company	Nevada	75-2603132
Northern White Sand LLC	Delaware	36-4715097
Republic Paperboard Company LLC	Delaware	75-2910077
Rio Grande Drywall Supply Co.	Nevada	74-2381161
Skyway Cement Company LLC	Delaware	47-3434326

Exact name of registrant as specified in its charter*	State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification No.
Texas Cement Company	Nevada	75-1228348
TLCC GP LLC	Delaware	75-2910193
TLCC LP LLC	Delaware	88-0486414
Tulsa Cement LLC	Delaware	46-1081769
Western Aggregates LLC	Nevada	75-1460385
Western Cement Company of California	California	75-1167855
Wisconsin Cement Company	Wisconsin	75-2588829

*	The address for each registrant’s principal executive office is 3811 Turtle Creek Blvd., Suite 1100, Dallas, Texas 75219 and the telephone number of each registrant’s principal executive office is (214) 432-2000.

PROSPECTUS

Eagle Materials Inc.

Common Stock

Preferred Stock

Debt Securities

Guarantees of Debt Securities

Warrants

Units

Depositary Shares

We may offer from time to time common stock, preferred stock, debt securities, guarantees of debt securities, warrants, units or depositary shares. Specific terms of these securities will be provided in supplements to this prospectus. You should read this prospectus and any supplement carefully before you invest. No person may use this prospectus to offer and sell our securities unless a prospectus supplement accompanies this prospectus.

Our common stock is listed on the New York Stock Exchange under the ticker symbol “EXP”. We may offer and sell the securities to or through one or more underwriters, dealers or agents, or directly to purchasers, on a continued or delayed basis. The names of any underwriters, dealers or agents and the terms of the arrangements with such entities will be stated in the applicable prospectus supplement.

Investing in these securities involves certain risks. Please read carefully the information included and incorporated by reference in this prospectus for a discussion of the factors you should carefully consider before deciding to purchase these securities, including the discussion of risks incorporated as described under “Risk Factors” on page 5 of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is July 25, 2016.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission (the “SEC”) using a “shelf” registration process. Using this shelf process, we may offer any combination of the securities described in this prospectus in one or more offerings. This prospectus provides you with a general description of the securities we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will identify the securities we are offering and describe the specific terms of the offering, including the names of any underwriters participating in the offering, the compensation of those underwriters and the net proceeds to us. Any dealers or agents participating in the offering may be deemed “underwriters” within the meaning of the Securities Act of 1933, as amended (the “Securities Act”). The prospectus supplement may also add to, update or change the information contained in this prospectus. Please carefully read this prospectus, any applicable prospectus supplement and any free-writing prospectus, together with the information contained in the documents we refer to under the heading “Where You Can Find More Information.”

You should rely only on the information we have provided or incorporated by reference in this prospectus, any applicable prospectus supplement and any free-writing prospectus filed by us with the SEC and any information about the terms of securities offered conveyed to you by us, our underwriters or our agents. We have not authorized any person, including any salesman or broker, to provide you with different information. We are not making an offer of these securities in any jurisdiction where the offer is not permitted. You should assume that the information in this prospectus, any applicable prospectus supplement and any free-writing prospectus is accurate only as of the date on its cover page and that any information we have incorporated by reference is accurate only as of the date of the document incorporated by reference. Our business, financial condition, results of operations and prospects may have changed since such dates.

Unless we have indicated otherwise, references in this prospectus to “Eagle Materials,” “we,” “us” and “our” or similar terms are references to Eagle Materials Inc., a Delaware corporation, its consolidated subsidiaries and its joint ventures.

ABOUT EAGLE MATERIALS

Eagle Materials is a diversified producer of basic materials with broad application as construction products and building materials, and basic materials used for oil and natural gas extraction. We operate in five business segments, consisting of Cement, Concrete and Aggregates, Gypsum Wallboard, Recycled Paperboard and Oil and Gas Proppants, with Cement and Gypsum Wallboard being our principal lines of business. These operations are conducted in the United States and consist primarily of the following activities:

•	Cement: the mining of limestone and the manufacture, production, distribution and sale of Portland cement (a basic construction material which is the essential binding ingredient in concrete) as well as specialty oil well cement;

•	Gypsum Wallboard: the mining of gypsum and the manufacture and sale of gypsum wallboard;

•	Recycled Paperboard: the manufacture and sale of recycled paperboard to the gypsum wallboard industry and other paperboard converters;

•	Concrete and Aggregates: the sale of readymix concrete and the mining, extraction, production and sale of crushed stone, sand, gravel and lightweight aggregates; and

•	Oil and Gas Proppants: the mining, processing and sale of frac sand for use in the hydraulic fracturing of oil and gas wells.

These products are used primarily in commercial and residential construction, public construction projects, projects to build, expand and repair roads and highways and in oil and natural gas extraction.

We operate six cement plants (one through a 50/50 joint venture), sixteen cement distribution terminals, one slag grinding facility, five gypsum wallboard plants (including a plant located in Bernalillo, New Mexico that has been idled since 2009), one recycled paperboard plant, seventeen concrete batching plants, four aggregates facilities, three frac sand wet processing facilities, three frac sand drying facilities and six frac sand trans-load locations. The principal markets for our cement products are Texas, the Central Plains region, northern Illinois (including Chicago), the Rocky Mountains, northern Nevada and northern California. Gypsum wallboard and recycled paperboard are distributed throughout the continental United States. Concrete and aggregates are sold to local readymix producers and paving contractors in the Austin, Texas area, the greater Kansas City area and northern California. Frac sand is currently sold into shale deposit zones across the United States.

We are a Delaware corporation with our principal executive offices located at 3811 Turtle Creek Blvd., Suite 1100, Dallas, Texas 75219. Our telephone number at such address is (214) 432-2000, and our website is www.eaglematerials.com. Information contained on our website is not intended to be incorporated by reference in this prospectus and you should not consider that information a part of this prospectus. Our website address is included in this prospectus as an inactive textual reference only.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith we file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file with the SEC at its Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330. Our SEC filings are also available to the public from commercial document retrieval services and at the worldwide web site maintained by the SEC at http://www.sec.gov. You may also inspect those reports, proxy statements and other information concerning us at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005, on which shares of our common stock are currently listed.

We have filed with the SEC a registration statement on Form S-3 relating to the securities covered by this prospectus. This prospectus is a part of the registration statement and does not contain all the information in the registration statement. Whenever a reference is made in this prospectus to a contract or other document of ours or one of our subsidiaries, the reference is only a summary and you should refer to the exhibits that are a part of the registration statement for a copy of the contract or other document. You may review a copy of the registration statement and all of its exhibits at the SEC’s Public Reference Room in Washington, D.C., as well as through the SEC’s web site.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

The SEC allows information to be “incorporated by reference” into this prospectus, which means that important information can be disclosed to you by referring you to another document filed separately by us with the SEC. The information incorporated by reference is deemed to be part of this prospectus, except for any information superseded by information in this prospectus. The information incorporated by reference is an important part of this prospectus, and information that we file later with the SEC will automatically update and supersede this information. This prospectus incorporates by reference the following documents (other than documents or information deemed to have been furnished and not filed in accordance with SEC rules):

•	our Annual Report on Form 10-K for the fiscal year ended March 31, 2016;

•	our Definitive Proxy Statement on Schedule 14A filed on June 17, 2016;

•	our Current Reports on Form 8-K filed with the SEC on May 20, 2016, May 26, 2016 and July 25, 2016; and

•	the description of our common stock, par value $.01 per share, in our amended registration statement on Form 8-A/A (File No. 001-12984) filed pursuant to the Exchange Act on April 11, 2006.

In addition, all documents that we file with the SEC on or after the date hereof under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act (other than information furnished under Items 2.02 or 7.01 of Form 8-K) will be incorporated by reference until the offering or offerings to which this prospectus relates are completed.

Documents incorporated by reference are available from us without charge, excluding exhibits to those documents unless the exhibit has been specifically incorporated by reference in the documents. You may obtain without charge a copy of documents that are incorporated by reference in this prospectus by requesting them in writing or by telephone at the following address: Eagle Materials Inc., 3811 Turtle Creek Blvd., Suite 1100, Dallas, Texas 75219, Attention: Secretary. Our telephone number at such address is (214) 432-2000.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This prospectus and any accompanying prospectus supplement include or incorporate by reference “forward-looking statements” within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the context of the statement and generally arise when we are discussing our beliefs, estimates or expectations regarding future events. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “may,” “can,” “could,” “might,” “will” and similar expressions identify forward-looking statements, including statements related to expected operating and performing results, planned transactions, plans and objectives of management, future developments or conditions in the industries in which we participate, including future prices for our products, audits and legal proceedings to which we are a party and other trends, developments and uncertainties that may affect our business in the future.

Forward-looking statements are not historical facts or guarantees of future performance but instead represent only our beliefs at the time the statements were made regarding future events which are subject to significant risks, uncertainties and other factors, many of which are outside our control. Actual results and outcomes may differ materially from what is expressed or forecast in such forward-looking statements. Any or all of the forward-looking statements made by us may turn out to be materially inaccurate. This can occur as a result of incorrect assumptions, changes in facts and circumstances or the effects of known risks and uncertainties. The principal risks and uncertainties that may affect our actual performance include the following: the cyclical and seasonal nature of our business; changes in the prices that we charge for our products; public infrastructure expenditures; adverse weather conditions; the level of activity in the oil and natural gas industries; decreased demand for frac sand or the development of either effective alternative proppants or new processes to replace hydraulic fracturing; availability of raw materials; changes in energy costs including, without limitation, natural gas and oil; changes in the cost and availability of transportation; unexpected operational difficulties; inability to timely execute announced capacity expansions; governmental regulation and changes in governmental and public policy (including, without limitation, climate change regulation); possible outcomes of pending or future litigation or arbitration proceedings; changes in economic conditions specific to any one or more of our markets; competition; the indebtedness and liabilities we have incurred in connection with acquisitions; announced increases in capacity in the gypsum wallboard and cement industries; changes in the demand for residential housing construction or commercial construction; difficulties or delays encountered in connection with any new business development or product line expansion initiatives; general economic conditions; and interest rates. For example, increases in interest rates, decreases in demand for construction materials, decreases in the prices we charge for our products or increases in the cost of energy (including, without limitation, natural gas and oil) could affect the revenues and operating earnings of our operations. In addition, changes in national or regional economic conditions and levels of infrastructure and construction spending could also adversely affect our result of operations. These and other factors are described under “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended March 31, 2016 and in our subsequent Quarterly Reports on Form 10-Q. See “Where You Can Find More Information.” You should consider these risks and uncertainties when you are evaluating us and deciding whether to invest in our securities.

All forward-looking statements in this prospectus, any applicable prospectus supplement and any free-writing prospectus are made as of the date on its cover page and any forward-looking statements incorporated by reference herein are made as of the date of the document incorporated by reference. The risk that actual results will differ materially from expectations expressed in any such document will increase with the passage of time. We undertake no obligation, and disclaim any duty, to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changes in our expectations or otherwise.

RISK FACTORS

Before you invest in the securities covered by this prospectus, you should carefully consider the “Risk Factors” included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2016, subsequent Quarterly Reports on Form 10-Q and the applicable prospectus supplement, as well as risks described in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and cautionary notes regarding forward-looking statements included or incorporated by reference in this prospectus, together with all of the other information included in this prospectus, the applicable prospectus supplement and the documents we incorporate by reference.

If any of the risks described in these reports or other documents were to materialize, our business, results of operations, cash flows, financial condition and prospects could be materially and adversely affected. In that case, our ability to make distributions to our stockholders or to pay interest on, or principal of, any debt securities issued by us, may be reduced, the trading prices of any of our publicly traded securities could decline and you could lose all or part of your investment.

USE OF PROCEEDS

Unless we inform you otherwise in the prospectus supplement, we expect to use the net proceeds from the sale of securities for general corporate purposes. These purposes may include:

•	capital expenditures;

•	acquisitions;

•	working capital;

•	repayment or refinancing of debt; and

•	repurchases and redemptions of securities.

Pending any specific application, we may initially invest funds in short-term marketable securities or apply them to the reduction of short-term indebtedness.

RATIO OF EARNINGS TO FIXED CHARGES

We have presented in the table below our historical consolidated ratio of earnings to fixed charges for the periods shown.

	Three Months Ended June 30, 2016	Years Ended March 31,
		2016	2015	2014	2013	2012
Ratio of earnings to fixed charges(1)	16.5x	12.8x	15.7x	11.1x	6.1x	1.9x

(1)

Earnings represent earnings before income taxes and before income from equity method investments plus: (a) fixed charges; and (b) cash distributions from equity method investments. Fixed charges include: (i)

interest expense, whether expensed or capitalized, less interest accrued for uncertain tax positions; and (ii) the portion of operating rental expense which management believes is representative of the interest component of rent expense.

We had no preferred stock outstanding for any period presented, and accordingly, the ratio of earnings to combined fixed charges and preferred stock dividends is the same as the ratio of earnings to fixed charges.

DESCRIPTION OF CAPITAL STOCK

The following description of the material terms of our capital stock is based on the provisions of our Restated Certificate of Incorporation (“Certificate of Incorporation”), our Amended and Restated Bylaws, as amended (“Bylaws”), and provisions of applicable law. We have summarized certain portions of the Certificate of Incorporation and Bylaws below. The summary is not complete. The Certificate of Incorporation and Bylaws are incorporated by reference as exhibits to the registration statement of which this prospectus forms a part. For more information as to how you can obtain a current copy of our Certificate of Incorporation and Bylaws, see “Where You Can Find More Information.”

Authorized Capital Stock

Our authorized capital stock consists of 100,000,000 shares of common stock, par value $.01 per share, and 5,000,000 shares of preferred stock, par value $.01 per share. As of June 30, 2016, 48,391,969 shares of our common stock were issued and outstanding and held of record by approximately 1,444 holders; and no shares of our preferred stock were issued or outstanding.

Common Stock

Voting Rights

Holders of our common stock are entitled to one vote per share on all matters submitted to a vote of stockholders. Cumulative voting of shares of common stock is not permitted. Except as otherwise required by law or with respect to any outstanding series of our preferred stock, the holders of our common stock possess all voting power that may be exercised by our stockholders.

Dividend Rights; Rights Upon Liquidation

Subject to any preferential rights of holders of any of our preferred stock that may be outstanding, holders of shares of our common stock are entitled to share ratably in any dividends on such stock declared by our Board of Directors. In the event of any liquidation or dissolution of Eagle Materials, the holders of our common stock are entitled to share ratably in all remaining assets available for distribution to stockholders after payment or provision for our liabilities and the liquidation preference of any of our preferred stock that may be outstanding.

Preemptive Rights

No holder of shares of any class or series of our capital stock or holder of any security or obligation convertible into shares of any class or series of our capital stock will have any preemptive right to subscribe for, purchase or otherwise acquire shares of any class or series of our capital stock.

Preferred Stock

General

Our Certificate of Incorporation authorizes our Board of Directors to issue from time to time, without further vote or action by the stockholders, up to 5,000,000 shares of our preferred stock in one or more series and to fix the designations, powers, preferences and rights, and any qualifications, limitations or restrictions, with respect to each such series. Pursuant to this authority, 40,000 shares of our preferred stock have been designated as Series A Preferred Stock, although none have been issued. In addition, our Board of Directors could create and issue a series of our preferred stock with such designations, powers, preferences and rights which have the effect of discriminating against an existing or prospective holder of our common stock, thus making it more difficult for, or discouraging any attempt by, a potential acquiror to obtain control of Eagle Materials by means of a merger, tender offer, proxy contest or otherwise in a transaction not approved by our Board of Directors. As a result, the authority to issue shares of preferred stock may have the effect of delaying, deferring or preventing a change in control of Eagle Materials. We have no present plans to issue any shares of preferred stock. Our Board of Directors will make any determination to issue such shares based on its judgment as to our best interests and the best interests of our stockholders.

Series A Preferred Stock

The following is a description of the Series A Preferred Stock as authorized by our Board of Directors.

Ranking. The Series A Preferred Stock ranks (i) senior to all shares of our common stock and (ii) junior to all series of preferred stock, unless the terms of any such series provide otherwise, with respect to the payment of dividends and the distribution of assets in the event of our liquidation or dissolution.

Dividends. Subject to the rights of the holders of any preferred stock ranking senior to the Series A Preferred Stock with respect to dividends, holders of shares of Series A Preferred Stock will receive quarterly cash dividends when, as and if declared by our Board of Directors, payable in cash on the 1st day of March, June, September and December. The amount of such quarterly dividends will equal the greater of (i) $0.001 or (ii) 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount of all non-cash dividends or other distributions (other than a dividend payable in shares of our common stock) declared on shares of our common stock, since the immediately preceding quarterly dividend payment date, or, with respect to the first quarterly payment, since the first issuance of any share of Series A Preferred Stock. Such dividends will be adjusted proportionately for dividends payable in shares of common stock, subdivisions of the outstanding shares of common stock or combinations of our common stock into a smaller number of shares.

We will declare a dividend on any outstanding shares of Series A Preferred Stock immediately after we declare a dividend on shares of our common stock (other than a dividend payable in shares of our common stock). However, if no dividend is declared on our common stock between any quarterly dividend payment date of the Series A Preferred Stock, we will pay a dividend of $0.001 per share of Series A Preferred Stock on the next quarterly dividend payment date.

So long as any shares of Series A Preferred Stock are outstanding and any dividends on the Series A Preferred Stock are in arrears, we are not permitted to take any of the following actions: (i) declare or pay dividends on, make any other distributions on, or redeem or purchase any shares of stock ranking junior to the Series A Preferred Stock; (ii) declare or pay dividends on, or make any other distributions on, any shares of stock ranking on a parity with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of such shares are then entitled; (iii) redeem or purchase any stock ranking on a parity with the Series A Preferred Stock, unless such redemption or purchase is made in exchange for shares of any stock ranking junior to the Series A Preferred Stock; or

(iv) purchase or otherwise acquire shares of Series A Preferred Stock or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with an offer to all holders of such shares upon such terms as our Board of Directors determines in good faith will result in fair and equitable treatment among the respective series or classes.

Voting Rights. A holder of a share of Series A Preferred Stock will be entitled to 1,000 times the number of votes that each share of our common stock is entitled to vote. Such voting rights will be adjusted proportionately for dividends payable in shares of common stock, subdivisions of the outstanding shares of common stock or combinations of our common stock into a smaller number of shares. Except as otherwise required by law, holders of Series A Preferred Stock will vote together with the holders of common stock on all matters submitted to a vote of the stockholders. Except as otherwise required by law, holders of Series A Preferred Stock will not have any special voting rights and their consent will not be required, except to the extent that they are entitled to vote with the holders of our common stock, for the taking of any corporate action.

Rights upon Liquidation, Dissolution or Winding Up. In the event of any voluntary or involuntary liquidation, dissolution or winding up of Eagle Materials, no distribution shall be made (i) to the holders of our common stock or any other stock ranking junior to the Series A Preferred Stock unless the holders of shares of Series A Preferred Stock shall have received an amount equal to the greater of (a) $1,000 per share, plus accrued and unpaid dividends and distributions, and (b) 1,000 times the aggregate amount to be distributed per share to holders of shares of our common stock, or (ii) to the holders of shares of stock ranking on a parity with the Series A Preferred Stock, except distributions paid ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of such shares are then entitled. Such amounts will be adjusted proportionately for dividends payable in shares of common stock, subdivisions of the outstanding shares of common stock or combinations of our common stock into a smaller number of shares.

Rights upon Consolidation, Merger, etc. In the event we enter into any consolidation, merger, combination or other transaction in which shares of our common stock are exchanged for or into other stock, securities, cash or other property, then any outstanding shares of Series A Preferred Stock will also be similarly exchanged into such consideration in an amount per share equal to 1,000 times the aggregate amount of such consideration into which each share of our common stock is exchanged. This exchange amount will be adjusted proportionately for dividends payable in shares of common stock, subdivisions of the outstanding shares of common stock or combinations of our common stock into a smaller number of shares.

Redemption. All outstanding shares of Series A Preferred Stock may be redeemed at the option of our Board of Directors at a cash price equal to 105% of (i) 1,000 times the average closing sale prices of our common stock on the New York Stock Exchange during the 30 day period immediately preceding the date before the redemption date, plus (ii) all unpaid dividends which have accrued on the shares to be redeemed. The amount to be multiplied by the average closing sale prices will be adjusted proportionately for dividends payable in shares of common stock, subdivisions of the outstanding shares of common stock or combinations of our common stock into a smaller number of shares.

Transfer Agent and Registrar

Computershare Shareowner Services, LLC is the transfer agent and registrar for our common stock.

Stock Exchange Listing

Our common stock is listed on the New York Stock Exchange under the ticker symbol “EXP”.

Certain Provisions of Our Certificate of Incorporation and Bylaws and Delaware Law

General

Certain provisions of our Certificate of Incorporation, our Bylaws and Section 203 of the Delaware General Corporation Law may have the effect of impeding the acquisition of control of Eagle Materials by means of a tender offer, a proxy contest, open market purchases or otherwise in a transaction not approved by our Board of Directors. These provisions are designed to reduce the vulnerability of Eagle Materials to an unsolicited takeover attempt which is unfair or coercive to our stockholders.

Number of Members of Board of Directors

The number of directors that constitute our entire Board of Directors will be fixed from time to time exclusively by our Board of Directors pursuant to a resolution adopted by a majority of the Board of Directors. The Certificate of Incorporation provides, however, that the Board of Directors shall consist of not less than three nor more than fifteen directors. This provision would permit our Board of Directors, if it so elects, to increase the number of members of the Board of Directors and fill the resulting vacancies with its own designees.

Advance Notice of Proposals and Nominations

Our Bylaws provide that at any annual meeting of stockholders, the only nominations of persons for election to our Board of Directors to be considered and the only business to be conducted will be the nominations made or business brought before the meeting (i) pursuant to our notice of meeting delivered at the direction of our Board of Directors, (ii) by or at the direction of our Board of Directors or (iii) by a stockholder who is a stockholder of record at the time of delivery of the notice provided for in the Bylaws, who is entitled to vote at the meeting and who complies with the advance notice procedures set forth in the Bylaws. For nominations and other business to be properly brought before an annual meeting of stockholders pursuant to clause (iii) above, the stockholder must deliver written notice to our principal office not less than 90 days nor more than 180 days prior to the annual meeting. However, if notice of the meeting is not given, or made by public disclosure, to the stockholders at least 100 days prior to the date of an annual meeting, notice by the stockholder must be received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or public disclosure was made. Similar procedures apply to nominations of persons for election to our Board of Directors at any special meeting of the stockholders called for the purposes of electing directors. Except for director nominations, stockholders are not entitled to submit business to be considered or acted upon at any special meeting of the stockholders. Notice by a stockholder to us requesting inclusion of a proposal in our proxy statement pursuant to Rule 14a-8 under the Exchange Act will be considered timely if received by our Secretary prior to the deadline specified in Rule 14a-8. Our Bylaws also specify the form and content of a stockholder’s notice. These provisions may prevent or hinder stockholders from bringing matters before an annual meeting or special meeting of stockholders or from nominating candidates for election as directors at such meetings of stockholders.

Limits on Special Meetings

Except as otherwise required by law, a special meeting of the stockholders may be called only by the Chairman of the Board or in his absence by the President, by the Board of Directors, or by the Secretary, at the request in writing of a majority of the members of our Board of Directors. A special meeting of the stockholders may not be called by our stockholders.

Action by Stockholders

Any action that may be taken by our stockholders must be taken at a duly called annual or special meeting of such holders and not by written consent in lieu of a meeting.

Classification of Our Board of Directors

Our Board of Directors, which is comprised of ten directors, is divided into three classes of directors based on their term of office: Class I, Class II and Class III. The directors in each such class hold office for staggered terms of three years each. At present, we have three Class I directors, three Class II directors and four Class III directors. Each director generally serves for a term ending on the third annual meeting of stockholders following the annual meeting of stockholders at which such director was elected until his or her successor has been duly elected and qualified. This classification of our Board of Directors limits the ability of majority stockholders or persons holding proxies to vote a majority of our shares to change control of our Board of Directors in fewer than two annual stockholder meetings. This limitation could have the effect of discouraging a potential acquiror from making a tender offer or otherwise attempting to obtain control of Eagle Materials and could thus increase the likelihood that incumbent directors will retain their positions.

Supermajority Voting

Our Bylaws generally provide that stockholder action is effective upon majority vote, except in the case of contested director elections and circumstances requiring supermajority voting. Contested elections are subject to a plurality voting standard. In addition, the affirmative vote of the holders of record of at least 66 2/3% of the combined voting power of all of our outstanding stock entitled to vote, voting together as a single class, is required to alter, amend, rescind or repeal any of our Bylaws or to alter, amend, rescind or repeal the following provisions of our Certificate of Incorporation or to adopt any provision inconsistent therewith:

•	the provisions relating to the Board of Directors, including the division of the Board of Directors into three classes;

•	the provision that special meetings of the stockholders may only be called by certain officers or by the Board of Directors and may not be called by the stockholders;

•	the provision that stockholders may not act by written consent;

•	the provision authorizing the Board of Directors to adopt, alter, amend and repeal the Bylaws; and

•	the provision requiring a 66 2/3% vote of stockholders to amend the Bylaws.

Section 203 of the Delaware General Corporation Law

We are subject to Section 203 of the Delaware General Corporation Law. The provisions of Section 203 prohibit a publicly-held Delaware corporation from engaging in certain “business combinations” with an “interested stockholder” for a period of three years after the date that the person became an interested stockholder, unless one of the following conditions is satisfied:

•	prior to the date that the person became an interested stockholder, the transaction or business combination that resulted in the person becoming an interested stockholder is approved by our Board of Directors;

•	upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of our voting stock outstanding at the time the transaction commenced, other than statutorily excluded shares; or

•	on or after the date that the person became an interested stockholder, the business combination is approved by our Board of Directors and by the holders of at least two-thirds of our outstanding voting stock, excluding voting stock owned by the interested stockholder.

Generally, a “business combination” includes a merger, asset or stock sale or other transaction resulting in a financial benefit to the interested stockholder. Subject to certain exceptions, an “interested stockholder” is a person who together with that person’s affiliates and associates owns, or within the previous three years did own, 15% or more of our voting stock.

Under some circumstances, Section 203 makes it more difficult for a person who would be an “interested stockholder” to effect various business combinations with a corporation for a three-year period, although the stockholders may elect to exclude a corporation from the restrictions imposed under Section 203. Our Certificate of Incorporation does not exclude us from the restrictions imposed under Section 203.

DESCRIPTION OF DEBT SECURITIES

The following is a general description of the debt securities that we may offer from time to time. The particular terms of the debt securities offered by us and the extent, if any, to which the general provisions described below may apply to those securities will be described in the applicable prospectus supplement. As you read this section, please remember that the specific terms of a debt security as described in the applicable prospectus supplement will supplement and may modify or replace the general terms described in this section. If there are any differences between the applicable prospectus supplement and this prospectus, the applicable prospectus supplement will control. As a result, the statements we make in this section may not apply to the debt security you purchase.

The debt securities will be issued under an indenture between us and The Bank of New York Mellon Trust Company, N.A., as trustee. We have summarized certain terms and provisions of the indenture. The summary is not complete. The indenture has been filed as an exhibit to the registration statement of which this prospectus is a part. You should read the indenture, including any amendments or supplements, carefully to fully understand the terms of the debt securities. The indenture is subject to and governed by the Trust Indenture Act of 1939, as amended.

The indenture does not limit the amount of debt securities which we may issue. We may issue debt securities up to an aggregate principal amount as we may authorize from time to time. The prospectus supplement will describe the terms of any debt securities being offered, including:

•	classification of the debt securities as senior or subordinated debt securities;

•	ranking of the debt securities relative to other outstanding indebtedness;

•	if the debt securities are subordinated, the aggregate amount of outstanding indebtedness, as of a recent date, that is senior to the subordinated securities, and any limitation on the issuance of additional senior indebtedness;

•	whether the debt securities will be guaranteed and the terms of any such guarantees;

•	the designation, aggregate principal amount and authorized denominations;

•	the maturity date;

•	the interest rate, if any, and the method for calculating the interest rate;

•	the interest payment dates and the record dates for the interest payments;

•	any mandatory or optional redemption terms or repayment, sinking fund or exchangeability or convertibility provisions;

•	the place where we will pay principal and interest;

•	if other than denominations of $1,000 or multiples of $1,000, the denominations in which the debt securities will be issued;

•	whether the debt securities will be issued in the form of global securities or certificates;

•	the inapplicability of and additional provisions, if any, relating to the defeasance of the debt securities;

•	the currency or currencies, if other than the currency of the United States, in which principal and interest will be paid;

•	any material United States federal income tax consequences;

•	the amount or method of calculating any premium payable with respect to the debt securities and the dates on which such premium, if any, will be paid;

•	our right, if any, to defer payment of interest and the maximum length of this deferral period;

•	any listing on a securities exchange;

•	the initial public offering price; and

•	other specific terms, including any additional events of default or covenants.

Senior Debt

Senior debt securities will rank equally and pari passu with all other unsecured and unsubordinated debt of Eagle Materials.

Subordinated Debt

Subordinated debt securities will be subordinate and junior in right of payment, to the extent and in the manner set forth in the indenture, to all “senior indebtedness” of Eagle Materials. The indenture defines “senior indebtedness” as all obligations or indebtedness of, or guaranteed or assumed by, Eagle Materials, whether or not represented by bonds, debentures, notes or similar instruments, for borrowed money, and any amendments, renewals, extensions, modifications and refundings of any such obligations or indebtedness, unless in the instrument creating or evidencing any such obligation or indebtedness or pursuant to which such obligation or indebtedness is outstanding it is specifically stated, at or prior to the time Eagle Materials becomes liable in respect thereof, that any such obligation or indebtedness or such amendment, renewal, extension, modification and refunding thereof is not senior indebtedness. Unless otherwise provided with respect to the debt securities of any series, “senior indebtedness” does not include (i) obligations or indebtedness of Eagle Materials owed or owing to any of its subsidiaries or any officer, director or employee of Eagle Materials or any of its subsidiaries, (ii) obligations or indebtedness to trade creditors (other than certain amounts payable to the trustee under the indenture), or (iii) any liability for taxes owed or owing by Eagle Materials.

In general, the holders of all senior indebtedness are first entitled to receive payment of the full amount unpaid on senior indebtedness before the holders of any of the subordinated debt securities are entitled to receive any payment on account of the principal or interest on the indebtedness evidenced by the subordinated debt securities in certain events. These events include:

•	any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceedings which concern us or a substantial part of our property;

•	a default having occurred for the payment of principal, premium, if any, or interest on or other monetary amounts due and payable on any senior indebtedness or any other default having occurred concerning any senior indebtedness which permits the holder or holders of any senior indebtedness to accelerate the maturity of any senior indebtedness, with notice or lapse of time, or both. Such a default must not have been cured or waived and must not have ceased to exist; or

•	the principal of, and accrued interest on, any series of the subordinated debt securities having been declared due and payable upon an event of default pursuant to the indenture. This declaration must not have been rescinded and annulled as provided in the indenture.

If this prospectus is being delivered in connection with a series of subordinated debt securities, the accompanying prospectus supplement or the information incorporated in this prospectus by reference will set forth the approximate amount of senior indebtedness outstanding as of a recent date.

Events of Default

The term “Event of Default” with respect to the debt securities of any series is defined in the indenture as:

(1)	default in paying interest on the debt securities when it becomes due and the default continues for a period of 30 days or more;

(2)	default in paying principal of or premium, if any, on the debt securities when due;

(3)	default in the payment of any sinking or purchase fund or analogous obligation when the same becomes due, and such default continues for 30 days or more;

(4)	default in the performance, or breach, of any covenant in the indenture (other than defaults specified in clause (1), (2) or (3) above) and the default or breach continues for a period of 90 days or more after we receive written notice from the trustee or we and the trustee receive notice from the holders of at least a majority in aggregate principal amount of the outstanding debt securities of the series;

(5)	certain events of bankruptcy, insolvency, reorganization, administration or similar proceedings with respect to Eagle Materials; or

(6)	any other Events of Default set forth in the prospectus supplement.

If an Event of Default (other than an Event of Default specified in clause (5) above) under the indenture occurs with respect to the debt securities of any series and is continuing, then the trustee or the holders of at least a majority in principal amount of the outstanding debt securities of that series may by written notice require us to repay immediately the entire principal amount of the outstanding debt securities of that series (or such lesser amount as may be provided in the terms of the securities), together with all accrued and unpaid interest.

If an Event of Default under the indenture specified in clause (5) above occurs, then the entire principal amount of the outstanding debt securities (or such lesser amount as may be provided in the terms of the securities), together with all accrued and unpaid interest, will automatically become due and payable immediately without any declaration or other act on the part of the trustee or any holder.

After a declaration of acceleration, the holders of a majority in principal amount of outstanding debt securities of any series may rescind this accelerated payment requirement if all existing Events of Default, except for nonpayment of the principal of the debt securities of that series that has become due solely as a result of the accelerated payment requirement, have been cured or waived and if the rescission of acceleration would not conflict with any judgment or decree. The holders of a majority in principal amount of the outstanding debt securities of any series also have the right to waive past defaults, except a default in paying principal or interest on any outstanding debt security, or in respect of a covenant or a provision that cannot be modified or amended without the consent of all holders of the debt securities of that series.

Holders of at least a majority in principal amount of the outstanding debt securities of a series may seek to institute a proceeding only after they have notified the trustee of a continuing Event of Default in writing and made a written request, and offered reasonable indemnity, to the trustee to institute a proceeding and the trustee has failed to do so within 60 days after it received this notice. In addition, within this 60-day period the trustee must not have received directions inconsistent with this written request from holders of a majority in principal amount of the outstanding debt securities of that series. These limitations do not apply, however, to a suit instituted by a holder of a debt security for the enforcement of the payment of principal, interest or any premium on or after the due dates for such payment.

During the existence of an Event of Default, the trustee is required to exercise the rights and powers vested in it under the indenture and use the same degree of care and skill in its exercise as a prudent man would under the circumstances in the conduct of that person’s own affairs. If an Event of Default has occurred and is continuing, the trustee is not under any obligation to exercise any of its rights or powers at the request or direction of any of the holders unless the holders have offered to the trustee reasonable security or indemnity. Subject to certain provisions, the holders of a majority in principal amount of the outstanding debt securities of any series have the right to direct the time, method and place of conducting any proceeding for any remedy available to the trustee, or exercising any trust, or power conferred on the trustee.

The trustee will, within 90 days after any default occurs, give notice of the default to the holders of the debt securities of that series, unless the default was already cured or waived. Unless there is a default in paying principal, interest or any premium when due, the trustee can withhold giving notice to the holders if it determines in good faith that the withholding of notice is in the interest of the holders.

Modification and Waiver

The indenture may be amended or modified without the consent of any holder of debt securities in order to:

•	evidence a succession to the trustee;

•	cure ambiguities or inconsistencies;

•	provide for the assumption of our obligations in the case of a merger or consolidation or transfer of all or substantially all of our assets;

•	make any change that would provide any additional rights or benefits to the holders of the debt securities of a series;

•	add guarantors with respect to the debt securities of any series;

•	secure the debt securities of a series;

•	establish the form or forms of debt securities of any series;

•	maintain the qualification of the indenture under the Trust Indenture Act; or

•	make any change that does not adversely affect in any material respect the interests of any holder.

Other amendments and modifications of the indenture or the debt securities issued may be made with the consent of the holders of not less than a majority of the aggregate principal amount of the outstanding debt securities of each series affected by the amendment or modification. However, no modification or amendment may, without the consent of the holder of each outstanding debt security affected:

•	reduce the principal amount, or extend the fixed maturity, of the debt securities;

•	alter or waive the redemption provisions of the debt securities;

•	change the currency in which principal, any premium or interest is paid;

•	reduce the percentage in principal amount outstanding of debt securities of any series which must consent to an amendment, supplement or waiver or consent to take any action;

•	impair the right to institute suit for the enforcement of any payment on the debt securities;

•	waive a payment default with respect to the debt securities;

•	reduce the interest rate or extend the time for payment of interest on the debt securities;

•	adversely affect the ranking of the debt securities of any series; or

•	release any guarantor from any of its obligations under its guarantee or the indenture, except in compliance with the terms of the indenture.

Covenants

Consolidation, Merger or Sale of Assets

The indenture provides that we may consolidate with or merge into, or convey or transfer all or substantially all of our assets to, any entity (including, without limitation, a limited partnership or a limited liability company); provided that:

•	we will be the surviving corporation or, if not, the successor will be a corporation that is organized and existing under the laws of any state of the United States of America or the District of Columbia and will expressly assume by a supplemental indenture our obligations under the indenture and the debt securities;

•	immediately after giving effect to such transaction, no event of default, and no default or other event which, after notice or lapse of time, or both, would become an event of default, will have happened and be continuing; and

•	we will have delivered to the trustee an opinion of counsel, stating that such consolidation, merger, conveyance or transfer complies with the indenture.

In the event of any such consolidation, merger, conveyance or transfer, any such successor will succeed to and be substituted for us as obligor on the debt securities with the same effect as if it had been named in the indenture as obligor.

Other

There are no other restrictive covenants contained in the indenture. The indenture does not contain any provision that will restrict us from entering into one or more additional indentures providing for the issuance of debt securities or warrants, or from incurring, assuming, or becoming liable with respect to any indebtedness or other obligation, whether secured or unsecured, or from paying dividends or making other distributions on our capital stock, or from purchasing or redeeming our capital stock. The indenture does not contain any financial ratios or specified levels of net worth or liquidity to which we must adhere. In addition, the indenture does not contain any provision that would require us to repurchase, redeem, or otherwise modify the terms of any of the debt securities upon a change in control or other event involving us that may adversely affect our creditworthiness or the value of the debt securities.

Satisfaction, Discharge and Covenant Defeasance

We may terminate our obligations under the indenture when:

•	either:

•	all debt securities of any series issued that have been authenticated and delivered have been delivered to the trustee for cancellation; or

•	all the debt securities of any series issued that have not been delivered to the trustee for cancellation have become due and payable, will become due and payable within one year, or are to be called for redemption within one year and we have made arrangements satisfactory to the trustee for the giving of notice of redemption by such trustee in our name and at our expense, and in each case, we have irrevocably deposited or caused to be deposited with the trustee sufficient funds to pay and discharge the entire indebtedness on the series of debt securities to pay principal, interest and any premium; and

•	we have paid or caused to be paid all other sums then due and payable under the indenture; and

•	we have delivered to the trustee an officers’ certificate and an opinion of counsel, each stating that all conditions precedent under the indenture relating to the satisfaction and discharge of the indenture have been complied with.

We may elect to have our obligations under the indenture discharged with respect to the outstanding debt securities of any series (“legal defeasance”). Legal defeasance means that we will be deemed to have paid and discharged the entire indebtedness represented by the outstanding debt securities of such series under the indenture, except for:

•	the rights of holders of the debt securities to receive principal, interest and any premium when due;

•	our obligations with respect to the debt securities concerning issuing temporary debt securities, registration of transfer of debt securities, mutilated, destroyed, lost or stolen debt securities and the maintenance of an office or agency for payment for security payments held in trust;

•	the rights, powers, trusts, duties and immunities of the trustee; and

•	the defeasance provisions of the indenture.

In addition, we may elect to have our obligations released with respect to certain covenants in the indenture (“covenant defeasance”). Any omission to comply with these obligations will not constitute a default or an event of default with respect to the debt securities of any series. In the event covenant defeasance occurs, certain events, not including non-payment, bankruptcy and insolvency events, described under “Events of Default” above will no longer constitute an event of default for that series.

In order to exercise either legal defeasance or covenant defeasance with respect to outstanding debt securities of any series:

•	we must irrevocably have deposited or caused to be deposited with the trustee as trust funds for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to the benefits of the holders of the debt securities of a series:

•	money in an amount;

•	U.S. government obligations (or equivalent government obligations in the case of debt securities denominated in other than U.S. dollars or a specified currency) that will provide, not later than one day before the due date of any payment, money in an amount; or

•	a combination of money and U.S. government obligations (or equivalent government obligations, as applicable),

in each case sufficient, in the written opinion (with respect to U.S. or equivalent government obligations or a combination of money and U.S. or equivalent government obligations, as applicable) of a nationally recognized firm of independent public accountants to pay and discharge all of the principal (including mandatory sinking fund payments), interest and any premium on the debt securities when due;

•	in the case of legal defeasance, we have delivered to the trustee an opinion of counsel stating that, under then applicable federal income tax law, the holders of the debt securities of that series will not recognize income, gain or loss for federal income tax purposes as a result of the deposit, defeasance and discharge to be effected and will be subject to the same federal income tax as would be the case if the deposit, defeasance and discharge did not occur;

•	in the case of covenant defeasance, we have delivered to the trustee an opinion of counsel to the effect that the holders of the debt securities of that series will not recognize income, gain or loss for U.S. federal income tax purposes as a result of the deposit and covenant defeasance to be effected and will be subject to the same federal income tax as would be the case if the deposit and covenant defeasance did not occur;

•	no event of default or default with respect to the outstanding debt securities of that series has occurred and is continuing at the time of such deposit after giving effect to the deposit or, in the case of legal defeasance, no default relating to bankruptcy or insolvency has occurred and is continuing at any time on or before the 91st day after the date of such deposit, it being understood that this condition is not deemed satisfied until after the 91st day;

•	the legal defeasance or covenant defeasance will not cause the trustee to have a conflicting interest within the meaning of the Trust Indenture Act, assuming all debt securities of a series were in default within the meaning of such Act;

•	the legal defeasance or covenant defeasance will not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which we are a party;

•	the legal defeasance or covenant defeasance will not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act of 1940, as amended, unless the trust is registered under such Act or exempt from registration; and

•	we have delivered to the trustee an officers’ certificate and an opinion of counsel stating that all conditions precedent with respect to the defeasance or covenant defeasance have been complied with.

Concerning Our Relationship with the Trustee

We and our subsidiaries maintain ordinary service relationships with The Bank of New York Mellon Trust Company, N.A.

DESCRIPTION OF GUARANTEES OF CERTAIN DEBT SECURITIES

Debt securities may be fully and unconditionally guaranteed by certain of our subsidiaries, if so provided in the applicable prospectus supplement. The prospectus supplement will describe the terms of any guarantees, including, among other things, the method for determining the identity of the guarantors and the conditions under which guarantees will be added or released. Any guarantees will be joint and several obligations of the guarantors. The obligations of each guarantor under its guarantee will be limited as necessary to prevent that guarantee from constituting a fraudulent conveyance or fraudulent transfer under applicable law. Any guarantee will be governed by, and construed in accordance with, the laws of the State of New York.

DESCRIPTION OF WARRANTS

We may issue warrants to purchase our debt or equity securities or securities of third parties or other rights, including rights to receive payment in cash or securities based on the value, rate or price of one or more specified commodities, currencies, securities or indices, or any combination of the foregoing. Warrants may be issued independently or together with any other securities and may be attached to, or separate from, such securities. Each series of warrants will be issued under a separate warrant agreement to be entered into between us and a bank or trust company, as warrant agent. The warrant agent will act solely as our agent in connection with the warrants and will not have any obligation or relationship of agency or trust for or with any holders or beneficial owners of warrants. The terms of any warrants to be issued and a description of the material provisions of the applicable warrant agreement will be set forth in the applicable prospectus supplement.

The applicable prospectus supplement will describe the following terms of any warrants in respect of which this prospectus is being delivered:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies in which the price of such warrants will be payable;

•	the securities or other rights, including rights to receive payment in cash or securities based on the value, rate or price of one or more specified commodities, currencies, securities or indices, or any combination of the foregoing, purchasable upon exercise of such warrants;

•	the price at which and the currency or currencies in which the securities or other rights purchasable upon exercise of such warrants may be purchased;

•	the date on which the right to exercise such warrants shall commence and the date on which such right shall expire;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the designation and terms of the securities with which such warrants are issued and the number of such warrants issued with each such security;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	information with respect to book-entry procedures, if any;

•	if applicable, a discussion of any material United States federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

DESCRIPTION OF UNITS

As specified in the applicable prospectus supplement, we may issue units consisting of one or more warrants, debt securities, guarantees of debt securities, shares of preferred stock, shares of common stock or any combination of such securities. The applicable prospectus supplement will describe:

•	the terms of the units and of the warrants, debt securities, guarantees of debt securities, preferred stock and common stock comprising the units, including whether and under what circumstances the securities comprising the units may be traded separately;

•	a description of the terms of any unit agreement governing the units; and

•	a description of the provisions for the payment, settlement, transfer or exchange of the units.

DESCRIPTION OF DEPOSITARY SHARES

Following is a description of depositary shares that we may issue which would represent shares of our preferred stock. The particular terms of the depositary shares and related agreements and receipts will be described in the prospectus supplement relating to those depositary shares. The description set forth below and in any prospectus supplement is not complete, and is subject to, and qualified in its entirety by reference to, the applicable deposit agreements, depositary shares and depositary receipts, which will be filed with the SEC at or before the issuance of any depositary shares. The specific terms of the depositary shares as described in the applicable prospectus supplement will supplement and, if applicable, may modify or replace the general terms described in this prospectus.

General

We may elect to have shares of our preferred stock represented by depositary shares. The shares of preferred stock of any series underlying the depositary shares will be deposited under a separate deposit agreement between us and a bank or trust company we select. The prospectus supplement relating to a series of depositary shares will set forth the name and address of this preferred stock depositary. Subject to the terms of the deposit agreement, each owner of a depositary share will be entitled, proportionately, to all the rights, preferences and privileges of a share of a particular series of preferred stock represented by such depositary share (including dividend, voting, redemption, conversion, exchange and liquidation rights).

The depositary shares will be evidenced by depositary receipts issued pursuant to the deposit agreement, each of which will represent the applicable interest in a number of shares of a particular series of the preferred stock described in the applicable prospectus supplement.

A holder of depositary shares will be entitled to receive the shares of preferred stock (but only in whole shares) underlying those depositary shares. If the depositary receipts delivered by the holder evidence a number of depositary shares in excess of the whole number of shares of preferred stock to be withdrawn, the depositary will deliver to that holder at the same time a new depositary receipt for the excess number of depositary shares.

Dividends and Other Distributions

The preferred stock depositary will distribute all cash dividends or other cash distributions in respect of the preferred stock to the record holders of depositary receipts in proportion, insofar as possible, to the number of depositary shares owned by those holders.

If there is a distribution other than in cash in respect of the preferred stock, the preferred stock depositary will distribute property received by it to the record holders of depositary receipts in proportion, insofar as possible, to the number of depositary shares owned by those holders, unless the preferred stock depositary determines that it is not feasible to make such a distribution. In that case, the preferred stock depositary may, with our approval, adopt any method that it deems equitable and practicable to effect the distribution, including a public or private sale of the property and distribution of the net proceeds from the sale to the holders.

The amount distributed in any of the above cases will be reduced by any amount we or the preferred stock depositary are required to withhold on account of taxes.

Conversion and Exchange

If any shares of any series of preferred stock underlying the depositary shares are subject to provisions relating to their conversion or exchange as set forth in an applicable prospectus supplement, each record holder of depositary shares will have the right or obligation to convert or exchange those depositary shares pursuant to those provisions.

Redemption of Depositary Shares

Whenever we redeem a share of preferred stock held by the preferred stock depositary, the preferred stock depositary will redeem as of the same redemption date a proportionate number of depositary shares representing the shares of preferred stock that were redeemed. The redemption price per depositary share will be equal to the aggregate redemption price payable with respect to the number of shares of preferred stock underlying the depositary shares. If fewer than all the depositary shares are to be redeemed, the depositary shares to be redeemed will be selected by lot or proportionately as we may determine.

After the date fixed for redemption, the depositary shares called for redemption will no longer be deemed to be outstanding and all rights of the holders of the depositary shares will cease, except the right to receive the redemption price.

Voting

Upon receipt of notice of any meeting at which the holders of the preferred stock underlying the depositary shares are entitled to vote, the preferred stock depositary will mail the information contained in the notice to the record holders of the depositary receipts. Each record holder of the depositary receipts on the record date (which will be the same date as the record date for the preferred stock) may then instruct the preferred stock depositary as to the exercise of the voting rights pertaining to the number of shares of preferred stock underlying that holder’s depositary shares.

Record Date

Whenever:

•	any cash dividend or other cash distribution becomes payable, any distribution other than cash is made, or any rights, preferences or privileges are offered with respect to the preferred stock; or

•	the preferred stock depositary receives notice of any meeting at which holders of preferred stock are entitled to vote or of which holders of preferred stock are entitled to notice, or of the mandatory conversion of or any election by us to call for the redemption of any shares of preferred stock, the preferred stock depositary will in each instance fix a record date (which will be the same as the record date for the preferred stock) for the determination of the holders of depositary receipts:

•	who will be entitled to receive dividend, distribution, rights, preferences or privileges or the net proceeds of any sale; or

•	who will be entitled to give instructions for the exercise of voting rights at any such meeting or to receive notice of the meeting or the redemption or conversion, subject to the provisions of the deposit agreement.

Amendment and Termination of the Deposit Agreement

We and the preferred stock depositary may at any time agree to amend the form of depositary receipt and any provision of the deposit agreement. However, any amendment that materially and adversely alters the rights of holders of depositary shares will not be effective unless the amendment has been approved by the holders of at least a majority of the depositary shares then outstanding. The deposit agreement may be terminated by us or by the preferred stock depositary only if all outstanding shares have been redeemed or if a final distribution in respect of the underlying preferred stock has been made to the holders of the depositary shares in connection with the liquidation, dissolution or winding up of Eagle Materials.

Charges of Preferred Stock Depositary

We will pay all charges of the preferred stock depositary including charges in connection with the initial deposit of the preferred stock, the initial issuance of the depositary receipts, the distribution of information to the holders of depositary receipts with respect to matters on which the preferred stock is entitled to vote, withdrawals of the preferred stock by the holders of depositary receipts or redemption or conversion of the preferred stock, except for taxes (including transfer taxes, if any) and other governmental charges and any other charges expressly provided in the deposit agreement to be at the expense of holders of depositary receipts or persons depositing preferred stock.

Miscellaneous

Neither we nor the preferred stock depositary will be liable if either of us is prevented or delayed by law or any circumstance beyond our control in performing any obligations under the deposit agreement. The obligations of the preferred stock depositary under the deposit agreement are limited to performing its duties under the agreement without negligence or bad faith. Our obligations under the deposit agreement are limited to performing our duties in good faith. Neither we nor the preferred stock depositary is obligated to prosecute or defend any legal proceeding in respect of any depositary shares or share of preferred stock unless satisfactory indemnity is furnished. We and the preferred stock depositary may rely on advice of or information from counsel, accountants or other persons that they believe to be competent and on documents that they believe to be genuine.

The preferred stock depositary may resign at any time or be removed by us, effective upon the acceptance by its successor of its appointment. If we have not appointed a successor preferred stock depositary and the successor depositary has not accepted its appointment within 60 days after the preferred stock depositary delivered a resignation notice to us, the preferred stock depositary may terminate the deposit agreement. See “Amendment and Termination of the Deposit Agreement” above.

FORMS OF SECURITIES

Each debt security, warrant, unit and depositary share will be represented either by a certificate issued in definitive form to a particular investor or by one or more global securities representing the entire issuance of securities. Certificated securities in definitive form and global securities will be issued in registered form. Definitive securities name you or your nominee as the owner of the security, and in order to transfer or exchange these securities or to receive payments other than interest or other interim payments, you or your nominee must physically deliver the securities to the trustee, registrar, paying agent or other agent, as applicable. Global securities name a depositary or its nominee as the owner of the debt securities, warrants, units or depositary shares represented by these global securities. The depositary maintains a computerized system that will reflect each investor’s beneficial ownership of the securities through an account maintained by the investor with its broker/dealer, bank, trust company or other representative, as we explain more fully below.

Global Securities

Registered Global Securities

We may issue the registered debt securities, warrants, units and depositary shares in the form of one or more fully registered global securities that will be deposited with a depositary or its custodian identified in the applicable prospectus supplement and registered in the name of that depositary or its nominee. In those cases, one or more registered global securities will be issued in a denomination or aggregate denominations equal to the portion of the aggregate principal or face amount of the securities to be represented by registered global securities. Unless and until it is exchanged in whole for securities in definitive registered form, a registered global security may not be transferred except as a whole by and among the depositary for the registered global security, the nominees of the depositary or any successors of the depositary or those nominees.

If not described below, any specific terms of the depositary arrangement with respect to any securities to be represented by a registered global security will be described in the prospectus supplement relating to those securities. We anticipate that the following provisions will apply to all depositary arrangements.

Ownership of beneficial interests in a registered global security will be limited to persons, called participants, that have accounts with the depositary or persons that may hold interests through participants. Upon the issuance of a registered global security, the depositary will credit, on its book-entry registration and transfer system, the participants’ accounts with the respective principal or face amounts of the securities beneficially owned by the participants. Any dealers, underwriters or agents participating in the distribution of the securities will designate the accounts to be credited. Ownership of beneficial interests in a registered global security will be shown on, and the transfer of ownership interests will be effected only through, records maintained by the depositary, with respect to interests of participants, and on the records of participants, with respect to interests of persons holding through participants. The laws of some states may require that some purchasers of securities take physical delivery of these securities in definitive form. These laws may impair your ability to own, transfer or pledge beneficial interests in registered global securities.

So long as the depositary, or its nominee, is the registered owner of a registered global security, that depositary or its nominee, as the case may be, will be considered the sole owner or holder of the securities represented by the registered global security for all purposes under the applicable indenture, warrant agreement, unit agreement or deposit agreement with respect to depositary shares. Except as described below, owners of beneficial interests in a registered global security will not be entitled to have the securities represented by the registered global security registered in their names, will not receive or be entitled to receive physical delivery of the securities in definitive form and will not be considered the owners or holders of the securities under the applicable indenture, warrant agreement, unit agreement or deposit agreement with respect to depositary shares. Accordingly, each person owning a beneficial interest in a registered global security must rely on the procedures of the depositary for that registered global security and, if that person is not a participant, on the procedures of the participant through which the person owns its interest, to exercise any rights of a holder under the applicable indenture, warrant agreement, unit agreement or deposit agreement with respect to depositary shares.

Principal, premium, if any, and interest payments on debt securities, and any payments to holders with respect to warrants, units or depositary shares, represented by a registered global security registered in the name of a depositary or its nominee will be made to the depositary or its nominee, as the case may be, as the registered owner of the registered global security. None of Eagle Materials, the trustee, the warrant agents, the unit agents, the preferred stock depositary or any other agent of Eagle Materials, agent of the trustee or agent of the warrant agents, unit agents or preferred stock depositary will have any responsibility or liability for any aspect of the records relating to payments made on account of beneficial ownership interests in the registered global security or for maintaining, supervising or reviewing any records relating to those beneficial ownership interests.

We expect that the depositary for any of the securities represented by a registered global security, upon receipt of any payment of principal, premium, interest or other distribution of underlying securities or other property to holders on that registered global security, will immediately credit participants’ accounts in amounts proportionate to their respective beneficial interests in that registered global security as shown on the records of the depositary. We also expect that payments by participants to owners of beneficial interests in a registered global security held through participants will be governed by standing customer instructions and customary practices, as is now the case with the securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of those participants.

If the depositary for any of these securities represented by a registered global security is at any time unwilling or unable to continue as depositary or ceases to be a clearing agency registered Exchange Act, and a successor depositary registered as a clearing agency under the Exchange Act is not appointed by us within 90 days, we will issue securities in definitive form in exchange for the registered global security that had been held by the depositary. Any securities issued in definitive form in exchange for a registered global security will be registered in the name or names that the depositary gives to the relevant trustee, warrant agent, unit agent, preferred stock depositary or other relevant agent of ours or theirs. It is expected that the depositary’s instructions will be based upon directions received by the depositary from participants with respect to ownership of beneficial interests in the registered global security that had been held by the depositary.

PLAN OF DISTRIBUTION

We may sell the offered securities in and outside the United States (1) to or through underwriters or dealers, (2) directly to purchasers, including our affiliates, (3) through agents or (4) through a combination of any of these methods. The prospectus supplement will include the following information:

•	the terms of the offering;

•	the names of any underwriters or agents;

•	the name or names of any managing underwriter or underwriters;

•	the purchase price of the securities from us;

•	the net proceeds to us from the sale of the securities;

•	any delayed delivery arrangements;

•	any underwriting discounts, commissions and other items constituting compensation to the underwriters, dealers or agents;

•	any discounts or concessions allowed or reallowed or paid to dealers;

•	any initial public offering price; and

•	the anticipated date of delivery of the securities.

Sale Through Underwriters or Dealers

If we use underwriters in the sale, the underwriters will acquire the securities for their own account. The underwriters may resell the securities from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. Underwriters may offer securities to the public either through underwriting syndicates represented by one or more managing underwriters or directly by one or more firms acting as underwriters. Unless we inform you otherwise in the prospectus supplement, the obligations of the underwriters to purchase the securities will be subject to certain conditions, and the underwriters will be obligated to purchase all the offered securities if they purchase any of them. The underwriters may change from time to time any initial public offering price and any discounts or concessions allowed or reallowed or paid to dealers.

During and after an offering through underwriters, the underwriters may purchase and sell the securities in the open market. These transactions may include overallotment and stabilizing transactions and purchases to cover syndicate short positions created in connection with the offering. The underwriters may also impose a penalty bid, which means that selling concessions allowed to syndicate members or other broker-dealers for the offered securities sold for their account may be reclaimed by the syndicate if the offered securities are repurchased by the syndicate in stabilizing or covering transactions. These activities may stabilize, maintain or otherwise affect the market price of the offered securities, which may be higher than the price that might otherwise prevail in the open market. If commenced, the underwriters may discontinue these activities at any time.

If we use dealers in the sale of securities, we will sell the securities to them as principals. They may then resell those securities to the public at varying prices determined by the dealers at the time of resale. The dealers participating in any sale of the securities may be deemed to be underwriters within the meaning of the Securities Act with respect to any sale of those securities. We will include in the prospectus supplement the names of the dealers and the terms of the transaction.

Direct Sales and Sales Through Agents

We may sell the securities directly. In that event, no underwriters or agents would be involved. We may also sell the securities through agents we designate from time to time. In the prospectus supplement, we will name any agent involved in the offer or sale of the offered securities, and we will describe any commissions payable by us to the agent. Unless we inform you otherwise in the prospectus supplement, any agent will agree to use its reasonable best efforts to solicit purchases for the period of its appointment.

We may sell the securities directly to institutional investors or others who may be deemed to be underwriters within the meaning of the Securities Act with respect to any sale of those securities. We will describe the terms of any such sales in the prospectus supplement.

Delayed Delivery Contracts

If we so indicate in the prospectus supplement, we may authorize agents, underwriters or dealers to solicit offers from certain types of institutions to purchase securities from us at the public offering price under delayed delivery contracts. These contracts would provide for payment and delivery on a specified date in the future. The contracts would be subject only to those conditions described in the prospectus supplement. The prospectus supplement will describe the commission payable for solicitation of those contracts.

Remarketing

We may offer and sell any of the offered securities in connection with a remarketing upon their purchase, in accordance with a redemption or repayment by their terms or otherwise by one or more remarketing firms acting as principals for their own accounts or as our agents. We will identify any remarketing firm, the terms of any remarketing agreement and the compensation to be paid to the remarketing firm in the prospectus supplement. Remarketing firms may be deemed underwriters under the Securities Act.

Derivative Transactions

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third parties may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in these sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement or in a post-effective amendment to the registration statement of which this prospectus forms a part.

General Information

We may have agreements with the remarketing firms, agents, dealers and underwriters to indemnify them against certain civil liabilities, including liabilities under the Securities Act, or to contribute with respect to payments that the agents, dealers or underwriters may be required to make. Such firms, agents, dealers and underwriters may be customers of, engage in transactions with or perform services for us in the ordinary course of their businesses.

Each series of offered securities, other than the common stock, which is listed on the New York Stock Exchange, will have no established trading market. We may elect to list any series of offered securities on an exchange, but we are not obligated to do so. It is possible that one or more underwriters may make a market in a series of offered securities. However, they will not be obligated to do so and may discontinue market making at any time without notice. We cannot assure you that a liquid trading market for any of our offered securities will develop.

LEGAL MATTERS

Baker Botts L.L.P., Dallas, Texas, and Sidley Austin LLP, Dallas, Texas, are passing upon certain legal matters for us in connection with the securities described in this prospectus. Any underwriters will be advised about legal matters relating to any offering by their own legal counsel, which will be named in the related prospectus supplement.

EXPERTS

The consolidated financial statements of Eagle Materials Inc. for the fiscal year ended March 31, 2016 appearing in Eagle Materials Inc.’s Current Report (Form 8-K) filed on July 25, 2016, the financial statements of Texas Lehigh Cement Company LP appearing in Eagle Materials Inc.’s Annual Report (Form 10-K) for the fiscal year ended March 31, 2016, and the effectiveness of Eagle Materials Inc.’s internal control over financial reporting as of March 31, 2016 have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon, included therein and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14.	Other Expenses of Issuance and Distribution

The following table sets forth expenses payable by us in connection with the offering of the securities being registered, other than discounts and commissions.

Securities and Exchange Commission registration fee	(1)
Printing fees	(2)
Legal fees and expenses	(2)
Accounting fees and expenses	(2)
Transfer Agent’s fees	(2)
Trustee’s fees and expenses	(2)
Rating agency fees	(2)
Miscellaneous	(2)

Total	(2)

(1)	In accordance with Rules 456(b) and 457(r), we are deferring payment of all of the registration fee.
(2)	Estimated expenses are not presently known. The foregoing sets forth the general categories of expenses (other than underwriting discounts and commissions) that we anticipate to incur in connection with the offering of securities under this registration statement. An estimate of the aggregate expenses in connection with the issuance and distribution of the securities being offered will be included in the applicable prospectus supplement.

ITEM 15.	Indemnification of Directors and Officers

Set forth below is a description of certain provisions of the organizational and governing documents of, indemnification agreements entered into by, and laws applicable to the registrants. This description is intended as a summary only and is qualified in its entirety by reference to the corresponding organizational and governing documents, indemnification agreements and applicable laws.

Delaware

Delaware Corporations: Eagle Materials Inc. (the “Company”), CRS Blocker 1 Inc.(“CRS 1”), CRS Blocker 2 Inc. (“CRS 2”), CRS Blocker 3 Inc. (“CRS 3”), CRS Blocker 4 Inc. (“CRS 4” and, together with CRS 1, CRS 2 and CRS 3, the “Delaware Corporate Guarantors”)

Section 145 of the Delaware General Corporation Law (the “DGCL”) provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership or other enterprise, against all expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of the corporation and, with respect to any criminal action or proceeding, if he or she had no reasonable cause to believe their conduct was unlawful. Section 145 further provides that a corporation similarly may indemnify any such person serving in any such capacity who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor, against expenses (including attorneys’ fees) actually and reasonably incurred in connection with the defense or settlement of the action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification may be made against expenses in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

Certificate of Incorporation of the Company

Article VI of the Certificate of Incorporation of the Company (the “Certificate of Incorporation”) provides that a director of the Company shall not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, as the same exists or hereafter may be amended or replaced, or (iv) for any transaction from which the director derived any improper personal benefit. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Company shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended. Any repeal or modification of Article VI of the Bylaws shall not adversely affect any right or protection of a director of the Company existing thereunder with respect to any act or omission occurring prior to such repeal or modification.

Bylaws of the Company

Article VI of the Bylaws of the Company (the “Bylaws”) provides that the Company shall indemnify, to the fullest extent permitted by applicable law, including Section 145 of the DGCL, any person who is, or who is threatened to be made, a witness in or a party to an action, suit, arbitration or any other proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director, officer, employee or agent of the Company, or is or was serving at the Company’s request as a director, officer or administrator of another enterprise, against expenses (including reasonable attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit, arbitration or other proceeding. Pursuant to the Bylaws, this indemnification shall also include advancement of expenses related to such action, suit, arbitration or other proceeding to the fullest extent permitted by the DGCL.

The indemnification and advancement of expenses provided by, or granted pursuant to, Article VI of the Bylaws shall not be deemed exclusive of any other rights to which any person seeking indemnification or advancement of expenses may be entitled under applicable law, the Bylaws, the Certificate of Incorporation, any agreement, vote of stockholders, resolution of the Board of Directors or otherwise. All rights to indemnification under Article VI of the Bylaws shall be deemed to be a contract right benefiting the applicable director, officer, employee or agent who served in such capacity, pursuant to which such person may sue as if these provisions were set forth in a separate written contract between such person and the Company.

Article VI of the Bylaws also includes provisions that specify the procedures and presumptions which are to be employed to determine whether a person is entitled to indemnification thereunder. In some cases, the nature of the procedures specified in Bylaws varies depending on whether there has occurred a “Change in Control” (as defined in the Bylaws) of the Company.

Certificates of Incorporation and Bylaws of the Delaware Corporate Guarantors

The certificate of incorporation of each of the Delaware Corporate Guarantors provides generally that a director of the corporation is not personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL or (iv) for any transaction from which the director derived any improper personal benefits. Each such certificate of incorporation also provides that the corporation is authorized to provide by bylaw, agreement or otherwise for indemnification of directors, officers, employees and agents for breach of duty to the corporation and its stockholders in excess of the indemnification otherwise permitted by applicable law.

The bylaws of each of the Delaware Corporate Guarantors provide generally that the corporation shall, to the fullest extent permitted by the DGCL, indemnify each stockholder, each officer, director, manager, member, stockholder or partner of a stockholder or their respective affiliates, and each director or officer of the corporation or its affiliates who is or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a stockholder, director or officer of the corporation, or is or was serving at the request of the corporation as a manager, director or officer of another corporation, partnership, joint venture, trust or other enterprise against any and all liabilities actually and reasonably incurred by or imposed upon such person in connection with such proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal proceeding, had no reasonable cause to believe such person’s conduct was unlawful, subject to certain limitations. Such bylaws also provide for advancement of expenses to the fullest extent permitted by applicable law upon receipt of an undertaking by an applicable indemnitee to repay such advanced amounts if it is finally determined that such person is not entitled to indemnification by the corporation.

Delaware Limited Liability Companies: AG Dallas LLC, AG South Carolina LLC, American Gypsum Company LLC, American Gypsum Marketing Company LLC, Audubon Materials LLC, Audubon Readymix LLC, CCP Concrete/Aggregates LLC, CCP Leasing LLC, Centex Materials LLC, CPCC Land Company LLC, CRS Holdco LLC, CRS Proppants LLC, Eagle Cement Company LLC, Eagle Materials Aviation LLC, Eagle Materials IP LLC, Eagle Oil and Gas Proppants Holdings LLC, Eagle Oil and Gas Proppants LLC, Farming Solutions Holdings LLC, Farming Solutions LLC, Great Northern Sand LLC, Hollis & Eastern Railroad Company LLC, IC Energy LLC, Illinois Cement Company LLC, Kansas City Aggregate LLC, Kansas City Fly Ash LLC, Kansas City Readymix LLC, MEV Land Trust LLC, Michigan Cement Company LLC, Minnesota Sand Company LLC, Mountain Land & Cattle Company LLC, Northern White Sand LLC, Republic Paperboard Company LLC, Skyway Cement Company LLC, TLCC GP LLC, TLCC LP LLC, Tulsa Cement LLC (each, a “Delaware LLC Guarantor”)

Section 18-108 of the Delaware Limited Liability Company Act (the “DLLCA”) permits a Delaware limited liability company to indemnify and hold harmless any member, manager or other person from and against any and all claims and demands whatsoever, subject only to the standards and restrictions, if any, as may be set forth in the applicable company’s limited liability company agreement.

Except for Farming Solutions Holdings LLC, Farming Solutions LLC, Hollis & Eastern Railroad Company LLC and Mountain Land & Cattle Company LLC, the limited liability agreement of each of the Delaware LLC Guarantors generally provides that the company shall indemnify, to the fullest extent permitted by the DLLCA, each person who was or is made a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, or any appeal in such a proceeding or any inquiry or investigation that could lead to such a proceeding, by reason of the fact that such person, or a person of whom such person is the legal representative, is or was a manager of such Delaware LLC Guarantor or while a manager of such Delaware LLC Guarantor is or was serving at the request of the Delaware LLC Guarantor as a manager, director, officer, partner, venture, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic limited liability company, corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise, against all liabilities actually incurred by any such person in connection with any such proceeding.

The limited liability agreements also generally provide for advancement of expenses by the applicable company upon receipt by the company of written affirmation from any applicable indemnitee of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification and a written undertaking to repay all advanced amounts if it is ultimately determined that such person is not entitled to indemnification. Except for Farming Solutions Holdings LLC, Farming Solutions LLC, Hollis & Eastern Railroad Company LLC and Mountain Land & Cattle Company LLC, the limited liability company agreements also generally provide that the Company, by resolution of the managers, may indemnify and advance expenses to officers, employees or agents to the same extent and subject to the same conditions under which it may indemnify and advance expenses to managers. In the case of Farming Solutions Holdings LLC, Farming Solutions LLC, Hollis & Eastern Railroad Company LLC and Mountain Land & Cattle Company LLC, the applicable limited liability company agreements provide directly for the indemnification by the company of members, managers, officers, employees and agents to the fullest extent permitted by the DLLCA.

Nevada

Nevada Corporations: CCP Cement Company, CCP Land Company, Centex Cement Corporation, Mountain Cement Company, Nevada Cement Company, Rio Grande Drywall Supply Co., Texas Cement Company (each a “Nevada Corporate Guarantor”)

The Nevada Revised Statutes permits the indemnification of directors, employees, officers and agents of Nevada corporations. The applicable bylaws for each of the Nevada Guarantors provide that we will indemnify our directors and officers to the fullest extent permitted by the laws of the State of Nevada.

Subsection 7 of Section 78.138 of the Nevada Revised Statutes provides that, subject to certain very limited statutory exceptions, a director or officer is not individually liable to the corporation or its shareholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer, unless it is proven that the act or failure to act constituted a breach of his or her fiduciary duties as a director or officer and such breach of those duties involved intentional misconduct, fraud or a knowing violation of law. The statutory standard of liability established by Section 78.138 controls unless a provision in the corporation’s articles of incorporation provides for greater individual liability.

Subsection 1 of Section 78.7502 of the Nevada Revised Statutes empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (any such person, a “Covered Person”), against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the Covered Person in connection with such action, suit or proceeding if the Covered Person is not liable pursuant to Section 78.138 of the Nevada Revised Statutes or the Covered Person acted in good faith and in a manner the Covered Person reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceedings, had no reasonable cause to believe the Covered Person’s conduct was unlawful.

Subsection 2 of Section 78.7502 of the Nevada Revised Statutes empowers a corporation to indemnify any Covered Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in the capacity of a Covered Person against expenses, including amounts paid in settlement and attorneys’ fees actually and reasonably incurred by the Covered Person in connection with the defense or settlement of such action or suit, if the Covered Person is not liable pursuant to Section 78.138 of the Nevada Revised Statutes or the Covered Person acted in good faith and in a manner the Covered Person reasonably believed to be in or not opposed to the best interests of the Corporation. However, no indemnification may be made in respect of any claim, issue or matter as to which the Covered Person shall have been adjudged by a court of competent jurisdiction (after exhaustion of all appeals) to be liable to the corporation or for amounts paid in settlement to the corporation unless and only to the extent that the court in which such action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances the Covered Person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

Section 78.7502 of the Nevada Revised Statutes further provides that to the extent a Covered Person has been successful on the merits or otherwise in the defense of any action, suit or proceeding referred to in Subsection 1 or 2, as described above, or in the defense of any claim, issue or matter therein, the corporation shall indemnify the Covered Person against expenses (including attorneys’ fees) actually and reasonably incurred by the Covered Person in connection with the defense.

Subsection 1 of Section 78.751 of the Nevada Revised Statutes provides that any discretionary indemnification pursuant to Section 78.7502 of the Nevada Revised Statutes, unless ordered by a court or advanced pursuant to Subsection 2 of Section 78.751, may be made by a corporation only as authorized in the specific case upon a determination that indemnification of the Covered Person is proper in the circumstances. Such determination must be made (a) by the shareholders, (b) by the board of directors of the corporation by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding, (c) if a majority vote of a quorum of such non-party directors so orders, by independent legal counsel in a written opinion, or (d) by independent legal counsel in a written opinion if a quorum of such non-party directors cannot be obtained.

Subsection 2 of Section 78.751 of the Nevada Revised Statutes provides that a corporation’s articles of incorporation or bylaws or an agreement made by the corporation may require the corporation to pay as incurred and in advance of the final disposition of a criminal or civil action, suit or proceeding, the expenses of officers and directors in defending such action, suit or proceeding upon receipt by the corporation of an undertaking by or on behalf of the officer or director to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the corporation. Subsection 2 of Section 78.751 further provides that its provisions do not affect any rights to advancement of expenses to which corporate personnel other than officers and directors may be entitled under contract or otherwise by law.

Subsection 3 of Section 78.751 of the Nevada Revised Statutes provides that indemnification pursuant to Section 78.7502 of the Nevada Revised Statutes and advancement of expenses authorized in or ordered by a court pursuant to Section 78.751 does not exclude any other rights to which the Covered Person may be entitled under the articles of incorporation or any bylaw, agreement, vote of shareholders or disinterested directors or otherwise, for either an action in his or her official capacity or in another capacity while holding his or her office. However, indemnification, unless ordered by a court pursuant to Section 78.7502 or for the advancement of expenses under Subsection 2 of Section 78.751 of the Nevada Revised Statutes, may not be made to or on behalf of any director or officer of the corporation if a final adjudication establishes that his or her acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and were material to the cause of action. Additionally, the scope of such indemnification and advancement of expenses shall continue for a Covered Person who has ceased to be a director, officer, employee or agent of the corporation, and shall inure to the benefit of his or her heirs, executors and administrators.

Section 78.752 of the Nevada Revised Statutes empowers a corporation to purchase and maintain insurance or make other financial arrangements on behalf of a Covered Person for any liability asserted against such person and liabilities and expenses incurred by such person in his or her capacity as a Covered Person or arising out of such person’s status as a Covered Person whether or not the corporation has the authority to indemnify such person against such liability and expenses.

The bylaws of each of the Nevada Corporate Guarantors provides that the corporation shall indemnify, to the fullest extent permitted by Nevada law, any person who is or was or has agreed to become a director or officer of the such Nevada Corporate Guarantor or is or was serving or has agreed to serve at the request of the Nevada

Corporate Guarantor as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans. The bylaws of each of the Nevada Corporate Guarantors further provide for advancement of expenses as permitted under Nevada law.

The bylaws of each of CCP Cement Company, CCP Land Company and Nevada Cement Company provide that no director or officer of the corporation shall be personally liable to the corporation or any of its stockholders for damages for breach of a fiduciary duty as a director or officer involving any act or omission of any such director or officer occurring on or after a certain date provided in each such bylaws; provided, however, that in each case, the foregoing provision shall not eliminate or limit the liability of a director or officer (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law or (ii) the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes.

Nevada Limited Liability Companies: CCP Gypsum LLC, Western Aggregates LLC (each a “Nevada LLC Guarantor”)

Under Sections 86.411 through 86.451 of Nevada Revised Statutes, a limited liability company may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a manager, member, employee or agent of the limited liability company, or is or was serving at the request of the company as a manager, member, employee or agent of another limited liability company, corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorney’s fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the limited liability company, and that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

To the extent that a manager, member, employee or agent of a limited liability company has been successful on the merits or otherwise in defense of any action, suit or proceeding or in defense of any claim, issue or matter therein, the company shall indemnify him or her against expenses, including attorney’s fees, actually and reasonably incurred by him in connection with the defense.

If unsuccessful in defense of a third-party civil suit or a criminal suit, or if such a suit is settled, an indemnitee may be indemnified under Nevada law against both (i) expenses, including attorneys’ fees, and (ii) judgments, fines, and amounts paid in settlement if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the limited liability company, and, with respect to any criminal action, had no reasonable cause to believe his or her conduct was unlawful. If unsuccessful in defense of a suit brought by or in the right of the limited liability company, where the suit is settled, an indemnitee may be indemnified under Nevada law only against expenses (including attorneys’ fees) actually and reasonably incurred in the defense or settlement of the suit if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the limited liability company except that if the indemnitee is adjudged to be liable for a breach of fiduciary duty or misconduct, fraud, or a knowing violation of law in the performance of his or her duty to the limited liability company, he or she cannot be made whole even for expenses unless a court determines that he or she is fully and reasonably entitled to indemnification for such expenses.

Also under Nevada law, if provided in the articles of organization, operating agreement or separate agreement, expenses incurred by a manager or member of the limited liability company in defending a civil or criminal action, suit, or proceeding may be paid by the limited liability company in advance of the final disposition of the suit, action, or proceeding upon receipt of an undertaking by or on behalf of the manager or member to repay such amount if it is ultimately determined that he or she is not entitled to be indemnified by the limited liability company. The limited liability company may also advance expenses incurred by other personnel of the limited liability company upon such terms and conditions, if any, that may be provided under any contract or otherwise by law. The articles of organization and operating agreement of each of the Nevada LLC Guarantors do not contain any provisions relative to the advancement of expenses.

The operating agreements for each of the Nevada LLC Guarantors provides for the indemnification of the member, managers, officers, employees and agents of the Nevada LLC Guarantor to the fullest extent permitted by the Nevada Limited Liability Company Act as determined by the Member.

Indemnification or advancement of expenses authorized in or ordered by a court pursuant to applicable Nevada law does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of organization or any operating agreement, vote of members or disinterested managers, if any, or otherwise, for an action in the person’s official capacity or an action in another capacity while holding office, except that indemnification, unless ordered by a court pursuant to applicable Nevada law or for the advancement of expenses made pursuant to applicable Nevada law may not be made to or on behalf of any member or manager if a final adjudication establishes that the member’s or the manager’s acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action. Right to indemnification or advancement of expenses authorized in or ordered by a court pursuant to applicable Nevada law continues for a person who has ceased to be a member, manager, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

The foregoing statutes do not affect a director’s, officer’s, manager’s or member’s responsibilities under any other law, such as the federal securities laws.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling our company pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC, such indemnification is against public policy as expressed in the act and is therefore unenforceable.

California

California Corporation: Western Cement Company of California (the “California Corporate Guarantor”)

Section 317 of the California General Corporation Law (the “CGCL”) provides that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the corporation to procure a judgment in its favor) by reason of the fact that the person is or was a director, officer, employee or other agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, against expenses, judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with such proceeding if such person acted in good faith and in a manner the person reasonably believed to be in the best interests of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of the person was unlawful. Section 317 further provides that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or other agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, against expenses actually and reasonably incurred by such person in connection with the defense or settlement of the action if such person acted in good faith, in a manner the person believed to be in the best interests of the corporation and its shareholders.

Section 317 further provides that no indemnification shall be made in respect of any claim, issue or matter as to which the person shall have been adjudged to be liable to the corporation in the performance of that person’s duty to the corporation and its shareholders, unless and only to the extent that the court in which the proceeding is or was pending shall determine upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for expenses and then only to the extent that the court shall determine.

Section 317 also mandates indemnification of expenses actually and reasonably incurred to the extent that a director, officer, employee or other agent of the corporation has been successful on the merits in defense of any proceeding referred to above or in defense of any claim, issue, or matter therein.

Neither the articles of incorporation nor the bylaws of the California Corporate Guarantor provide for indemnification of directors, officers or other persons.

California Limited Liability Companies: Dunning Properties, L.L.C., Green Property Farms, LLC, Green Rose Investments, LLC, Mathews Readymix LLC (each a “California LLC Guarantor”)

Section 17704.08 of the California Revised Uniform Limited Liability Company Act (“CRULLCA”) provides that a limited liability company shall reimburse for any payment made and indemnify for any debt, obligation, or other liability incurred by a member of a member-managed limited liability company or the manager of a manager-managed limited liability company in the course of the member’s or manager’s activities on behalf of the limited liability company, if, in making the payment or incurring the debt, obligation, or other liability, the member or manager complied with the fiduciary duties provided under CRULLCA. However, Section 17701.10 of CRULLCA provides that the operating agreement may alter or eliminate the indemnification for a member or manager provided for elsewhere under CRULLCA and may eliminate or limit a member’s or manager’s liability to the enterprise and its members for money damages, except for (1) a breach of the duty of loyalty, (2) a financial benefit received by the member or manger to which the member or manager is not entitled, (3) a member’s liability for excess distributions, (4) intentional infliction of harm on the enterprise or a member, and (5) an intentional violation of criminal law. CRULLCA also provides that a limited liability company may indemnify persons other than members and managers, including without limitation, officers, employees and agents of the limited liability company, for debts, obligations and other liabilities incurred by such persons in the course of their activities on behalf of the limited liability company. CRULLCA also provides that a limited liability company may purchase and maintain insurance on behalf of a member or manager of the limited liability company against liability asserted against or incurred by the member or manager in that capacity or arising from that status even if the operating agreement could not eliminate or limit the person’s liability to the limited liability company for the conduct giving rise to the liability.

CRULLCA also mandates indemnification of expenses actually and reasonably incurred to the extent that a member of a member-managed limited liability company, a manager of a manager-managed limited liability company, officer, employee or other agent of a limited liability company has been successful on the merits in defense or settlement of any claim, issue or matter in any proceeding if such person acted in good faith and in a manner that such person reasonably believed to be in the best interests of the limited liability company and its members.

The limited liability company agreement of each of the California LLC Guarantors generally provides that the company shall indemnify, to the fullest extent permitted by applicable California law, each person who was or is made a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, or any appeal in such a proceeding or any inquiry or investigation that could lead to such a proceeding, by reason of the fact that such person, or a person of whom such person is the legal representative, is or was a manager of such California LLC Guarantor or while a manager of such California LLC Guarantor is or was serving at the request of the California LLC Guarantor as a manager, director, officer, partner, venture, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic limited liability company, corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise, against all liabilities actually incurred by any such person in connection with any such proceeding. The limited liability company agreements also generally provide for advancement of expenses by the applicable company upon receipt by the company of written affirmation from any applicable indemnitee of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification and a written undertaking to repay all advanced amounts if it is ultimately determined that such person is not entitled to indemnification. The limited liability company agreements also generally provide that the Company, by resolution of the members, may indemnify and advance expenses to officers, employees or agents to the same extent and subject to the same conditions under which it may indemnify and advance expenses to managers.

Oklahoma

Oklahoma Limited Liability Company: CRS Atlantic LLC (the “Oklahoma LLC Guarantor”)

Section 2003 of the Oklahoma Limited Liability Company Act (the “OLLCA”) provides that an Oklahoma limited liability company may indemnify and hold harmless any member, agent or employee from and against any and all claims and demands whatsoever, except in the case of action or failure to act by the member, agent or employee which constitutes willful misconduct or recklessness, and subject to the standards and restrictions, if any, set forth in the company’s articles of organization or operating agreement. In addition, Section 2017 of the OLLCA states that an operating agreement may provide for indemnification of a member or manager for judgments, settlements, penalties, fines or expenses incurred in any proceeding because the person is or was a member or manager. Further, Section 2016(4) of the OLLCA provides that a manager shall not be liable for any action taken as a manager or any failure to take any action if the manager performed the duties of the office in compliance with the business judgment rule as applied in Oklahoma to directors and officers of a corporation.

The limited liability agreement of the Oklahoma LLC Guarantor generally provides that the company shall indemnify, to the fullest extent permitted by applicable Oklahoma law, each person who was or is made a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, or any appeal in such a proceeding or any inquiry or investigation that could lead to such a proceeding, by reason of the fact that such person, or a person of whom such person is the legal representative, is or was a manager of the Oklahoma LLC Guarantor or while a manager of the Oklahoma LLC Guarantor is or was serving at the request of the Oklahoma LLC Guarantor as a manager, director, officer, partner, venture, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic limited liability company, corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise, against all liabilities actually incurred by any such person in connection with any such proceeding. The limited liability agreement also generally provides for advancement of expenses by the Oklahoma LLC Guarantor upon receipt by the company of written affirmation from any applicable indemnitee of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification and a written undertaking to repay all advanced amounts if it is ultimately determined that such person is not entitled to indemnification. The limited liability company agreement of the Oklahoma LLC Guarantor also generally provides that the Company, by resolution of the managers, may indemnify and advance expenses to officers, employees or agents to the same extent and subject to the same conditions under which it may indemnify and advance expenses to managers.

Section 2017 of the OLLCA also provides that the articles of organization or the operating agreement may eliminate or limit the liability of a member or manager for monetary damages for breach of any duty provided in Section 2016 of the OLLCA, except for (1) a breach of the manager’s duty of loyalty to the limited liability company or its members; (2) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; or (3) any transaction from which the manager derived an improper personal benefit. Section 2017(c) also permits the articles of organization or the operating agreement to define the duties owed by members or managers if not manifestly unreasonable, as long as the duty of loyalty and the duty of good faith and fair dealing are not eliminated.

The limited liability company agreement of the Oklahoma LLC Guarantor provides for the elimination of the liability of a manager or a member or any of the affiliates, officers, directors, partners, employees or agents to the Company or any other member or member for losses sustained or liabilities incurred as a result of any decision, act or omission unless such decision, action or omission constitutes gross negligence or willful misconduct. The limited liability company agreement contains an express agreement by the members that any standard of care imposed by the OLLCA or any other applicable law, rule or regulation shall, to the fullest extent permitted by law and except for gross negligence or willful misconduct, be modified, waived or limited in order to permit the managers and the members to take any action under the limited liability agreement or other agreement contemplated therein or to make any decision pursuant to the authority prescribed herein or therein as long as such action or decision is reasonably believed by them to be consistent with the overall purposes of the Oklahoma LLC Guarantor. The limited liability company agreement of the Oklahoma LLC Guarantor provides that, whenever a manager or a member is permitted or required to make a determination in such manager or such member’s “sole discretion” or under a similar grant of authority, the manager or the member shall be entitled only to consider such interests and such factors as such person determines appropriate and shall have not duty to give consideration to any other interest of, or factor affecting, the Oklahoma LLC Guarantor or the members or the managers.

Wisconsin

Wisconsin Corporation: Wisconsin Cement Company (the “Wisconsin Corporate Guarantor”)

Section 180.0851(1) of the Wisconsin Business Corporation Law (the “WBCL”) provides that a corporation shall indemnify a director or officer, to the extent that he or she has been successful on the merits or otherwise in the defense of a proceeding, for all reasonable expenses incurred in the proceeding if the director or officer was a party because he or she is a director or officer of the corporation.

Section 180.0851(2) provides that, to the extent a director or officer has not been successful on the merits or otherwise in the defense of a proceeding, the corporation shall indemnify the director or officer against liability incurred by the director or officer in such proceeding, unless liability was incurred because the director or officer breached or failed to perform a duty that he or she owes to the corporation and the breach or failure to perform constitutes any of the following: (i) a willful failure to deal fairly with the corporation or its shareholders in connection with a matter in which the director or officer has a material conflict of interest, (ii) a violation of the criminal law, unless the director or officer had reasonable cause to believe that his or her conduct was lawful or no treasonable cause to believe that his or her conduct was unlawful, (iii) a transaction from which the director or officer derived an improper personal profit, or (iv) willful misconduct.

Section 180.0828 of the WBCL provides that, with certain exceptions, a director is not liable to a corporation, its shareholders, or any person asserting rights on behalf of the corporation or its shareholders, for damages, settlements, fees, fines, penalties or other monetary liabilities arising from a breach of, or failure to perform, any duty resulting solely from his or her status as a director, unless the person asserting liability proves that the breach or failure to perform constitutes any of the four exceptions to mandatory indemnification under Section 180.0851(2) referred to above.

Under Section 180.0833 of the WBCL, directors of a Wisconsin corporation against whom claims are asserted with respect to the declaration of improper dividends or distributions to shareholders which they approved are entitled to contribution from other directors who approved such actions and from shareholders who knowingly accepted an improper dividend or distribution, as provided therein.

Section 180.0858(1) of the WBCL provides that, subject to certain limitations, the mandatory indemnification provisions do not preclude any additional right to indemnification or allowance of expenses that a director or officer may have under a Wisconsin corporation’s articles of incorporation, by-laws, any written agreement or a resolution of the board of directors or shareholders.

Section 180.0859 of the WBCL provides that it is the public policy of the State of Wisconsin to require or permit indemnification, allowance of expenses and insurance to the extent required or permitted under Sections 180.0850 to 180.0858 of the WBCL, for any liability incurred in connection with a proceeding involving a federal or state statute, rule or regulation regulating the offer, sale or purchase of securities.

The bylaws of the Wisconsin Corporate Guarantor provide that the corporation shall indemnify, to the fullest extent permitted by the WBCL, any person who is or was a director or officer of the Wisconsin Corporate Guarantor or is or was serving or has agreed to serve at the request of the Wisconsin Corporate Guarantor as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans. The Wisconsin Corporate Guarantor’s bylaws provide that, except for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law or the payment of dividends in violation of Section 180.0833 of the Wisconsin Revised Statutes, no director or officer shall be personally liable to the Wisconsin Corporate Guarantor or any of its stockholders for damages for breach of fiduciary duty as a director or officer involving any act or omission of any such director or officer occurring on or after February 24, 1995.

Indemnification Agreements of the Company

The Company has entered into indemnification agreements with each of its directors, pursuant to which the Company has agreed to indemnify and hold harmless, to the fullest extent permitted by law, each director against any and all expenses (including attorneys’ fees and other costs, expenses and obligations) arising out of or related to any threatened or pending action, suit, arbitration, investigation or other proceeding, whether civil, criminal, administrative or investigative, including, but not limited to, judgments, fines, penalties and amounts paid in settlement, and any interest, assessments or other charges paid or payable in connection with or in respect of any of the foregoing, incurred by the director and arising out of his or her status as a director of the Board of Directors, or his or her service at the Company’s request as a director, officer or administrator of another enterprise. In addition, such indemnification agreements provide that after receipt of an appropriate request by a director, the Company will also advance all expenses, costs and other obligations (including attorneys’ fees) arising out of or related to such matters. The Company will not be liable for payment of any liability or expense incurred by a director on account of acts which, at the time taken, were not taken in good faith or in a manner such person reasonably believed to be in or not opposed to the best interests of the Company.

Insurance Maintained by the Company

Pursuant to the authority granted by Section 145 of the DGCL and the Company’s Bylaws, the Company is authorized to purchase and maintain insurance on behalf of an individual who is or was a director, officer, employee or agent of the Company or another corporation, partnership, joint venture, trust or other enterprise which such person serves at the request of the Company against any expense, liability or loss, whether or not the Company is authorized by the DGCL to indemnify that person. The Company has purchased and maintains such insurance.

ITEM 16.	Exhibits

Exhibit Number	Description of Exhibit

1.1*	Form of Underwriting Agreement.

2.1**	Amended and Restated Agreement and Plan of Merger, dated as of November 4, 2003, among Centex Corporation, Centex Construction Products, Inc. (now known as Eagle Materials Inc.) and ARG Merger Corporation (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K/A filed with the Securities and Exchange Commission on November 12, 2003).

2.2	Amended and Restated Distribution Agreement dated as of November 4, 2003 between Centex Corporation and Centex Construction Products, Inc. (now known as Eagle Materials Inc.) (incorporated by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K/A filed with the Securities and Exchange Commission on November 12, 2003).

2.3	Asset Purchase Agreement dated September 26, 2012, among Eagle Materials Inc., Audubon Materials LLC, Lafarge North America, Inc. and other sellers named therein (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K/A filed with the Securities and Exchange Commission on September 27, 2012).

3.1**	Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 11, 2006).

3.2	Restated Certificate of Designation, Preferences and Rights of Series A Preferred Stock (incorporated by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 11, 2006).

3.3**	Amended and Restated Bylaws of the Company (incorporated by reference to Exhibit 3.3 to the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2007, filed with the Securities and Exchange Commission on May 29, 2007).

3.4**	Amendment to Amended and Restated Bylaws of the Company (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 24, 2008).

3.5**	Amendment to Amended and Restated Bylaws of the Company (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 3, 2012).

3.6	Amendment to Amended and Restated Bylaws of the Company (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 7, 2015).

4.1**	Indenture dated as of May 8, 2009 between Eagle Materials Inc. and The Bank of New York Mellon Trust Company, N.A. (incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form S-3 filed with the Securities and Exchange Commission on May 11, 2009).

4.2*	Form of Note.

4.3*	Form of Warrant Agreement.

4.4*	Form of Unit Agreement.

4.5*	Form of Deposit Agreement (depositary shares).

4.6*	Form of Deposit Receipt (included in Exhibit 4.5).

4.7**	Specimen of Certificate Representing the Company’s Common Stock (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 11, 2006).

Exhibit Number	Description of Exhibit

4.8	Third Amended and Restated Credit Agreement dated as of October 30, 2014 among Eagle Materials Inc., the lenders party thereto, JPMorgan Chase Bank, N.A. as Administrative Agent, and the other Lenders party thereto (incorporated by reference to Exhibit 10.7 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2014, filed with the Securities and Exchange Commission on November 5, 2014).

4.9	Amendment No. 1 to Third Amended and Restated Credit Agreement among Eagle Materials Inc., the lenders party thereto, JPMorgan Chase Bank, N.A. as Administrative Agent, and the other Lenders party thereto dated August 10, 2015 (incorporated by reference to Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2015, filed with the Securities and Exchange Commission on October 27, 2015).

4.10	Note Purchase Agreement dated as of November 15, 2005, among the Company and the purchasers named therein (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 18, 2005).

4.11	First Amendment to Note Purchase Agreement (Series 2005A) dated September 26, 2012 (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K/A filed with the Securities and Exchange Commission on September 27, 2012).

4.12	Note Purchase Agreement, dated as of October 2, 2007, among the Company and the purchasers named therein (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K/A filed with the Securities and Exchange Commission on October 3, 2007).

4.13	First Amendment to Note Purchase Agreement (Series 2007A) dated September 26, 2012 (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K/A filed with the Securities and Exchange Commission on September 27, 2012).

5.1**	Opinion of Baker Botts L.L.P.

5.2	Opinion of Sidley Austin LLP

12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

23.2**	Consent of Baker Botts L.L.P. (contained in Exhibit 5.1).

23.3	Consent of Sidley Austin LLP (contained in Exhibit 5.2).

24.1	Powers of Attorney (set forth on signature pages).

25.1**	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, with respect to The Bank of New York Mellon Trust Company, N.A.

*	To be filed by amendment or as an exhibit with a subsequent Current Report on Form 8-K in connection with a specific offering.
**	Previously filed with Registration Statement.

Item 17.	Undertakings

(a) Each of the undersigned registrants hereby undertakes:

(1)	To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(i)	To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii)	To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii)	To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

provided, however, that paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by Eagle Materials pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the Registration Statement.

(2)	That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)	That, for the purpose of determining liability under the Securities Act to any purchaser:

(i)	Each prospectus filed by the registrants pursuant to Rule 424(b)(3) shall be deemed to be part of the Registration Statement as of the date the filed prospectus was deemed part of and included in the Registration Statement; and

(ii)	Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the Registration Statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the Registration Statement relating to the securities in the Registration Statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the Registration Statement or made in a document incorporated or deemed incorporated by reference into the Registration Statement or prospectus that is part of the Registration Statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the Registration Statement or made in any such document immediately prior to such effective date.

(5)

That, for the purpose of determining liability of the registrants under the Securities Act to any purchaser in the initial distribution of the securities: The undersigned registrants undertake that in a primary offering of securities of the undersigned registrants pursuant to this Registration Statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrants will be sellers to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)	Any preliminary prospectus or prospectus of the undersigned registrants relating to the offering required to be filed pursuant to Rule 424;

(ii)	Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrants or used or referred to by the undersigned registrants;

(iii)	The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrants or their securities provided by or on behalf of the undersigned registrants; and

(iv)	Any other communication that is an offer in the offering made by the undersigned registrants to the purchaser.

(b) The undersigned registrants hereby undertake that, for purposes of determining any liability under the Securities Act, each filing of Eagle Materials’s annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrants pursuant to the foregoing provisions, or otherwise, the registrants have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrants of expenses incurred or paid by a director, officer or controlling person of the registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrants will, unless in the opinion of their counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 25, 2016.

EAGLE MATERIALS INC.

By:	/s/ David B. Powers
David B. Powers
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ David B. Powers David B. Powers	President, Chief Executive Officer and Director (Principal Executive Officer)	July 25, 2016

/s/ D. Craig Kesler D. Craig Kesler	Executive Vice President – Finance and Administration and Chief Financial Officer (Principal Financial Officer)	July 25, 2016

* William R. Devlin	Senior Vice President, Controller and Chief Accounting Officer (Principal Accounting Officer)	July 25, 2016

* F. William Barnett	Director	July 25, 2016

* Richard Beckwitt	Director	July 25, 2016

* Ed H. Bowman, Jr.	Director	July 25, 2016

* Robert L. Clarke	Director	July 25, 2016

* Martin M. Ellen	Director	July 25, 2016

* Laurence E. Hirsch	Director	July 25, 2016

SIGNATURE	TITLE	DATE

* Michael R. Nicolais	Director	July 25, 2016

* David W. Quinn	Director	July 25, 2016

* Richard R. Stewart	Director	July 25, 2016

*By:	/s/ James H. Graass
James H. Graass
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 25, 2016.

AG DALLAS LLC

By:	/s/ Keith W. Metcalf
Keith W. Metcalf
President

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints David B. Powers, D. Craig Kesler and James H. Graass and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign any or all further amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Keith W. Metcalf Keith W. Metcalf	President (Principal Executive Officer)	July 25, 2016

/s/ Timothy Z. Parks Timothy Z. Parks	Vice President – Finance (Principal Financial Officer and Principal Accounting Officer)	July 25, 2016

/s/ Michael Haack Michael Haack	Manager	July 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 25, 2016.

AG SOUTH CAROLINA LLC

By:	/s/ Keith W. Metcalf
Keith W. Metcalf
President

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints David B. Powers, D. Craig Kesler and James H. Graass and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign any or all further amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Keith W. Metcalf Keith W. Metcalf	President (Principal Executive Officer)	July 25, 2016

/s/ Timothy Z. Parks Timothy Z. Parks	Vice President – Finance (Principal Financial Officer and Principal Accounting Officer)	July 25, 2016

/s/ Michael Haack Michael Haack	Manager	July 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 25, 2016.

AMERICAN GYPSUM COMPANY LLC

By:	/s/ Keith W. Metcalf
Keith W. Metcalf
President

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints David B. Powers, D. Craig Kesler and James H. Graass and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign any or all further amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Keith W. Metcalf Keith W. Metcalf	President (Principal Executive Officer)	July 25, 2016

/s/ Timothy Z. Parks Timothy Z. Parks	Vice President – Finance (Principal Financial Officer and Principal Accounting Officer)	July 25, 2016

/s/ Michael Haack Michael Haack	Manager	July 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 25, 2016.

AMERICAN GYPSUM MARKETING COMPANY LLC

By:	/s/ Keith W. Metcalf
Keith W. Metcalf
President

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints David B. Powers, D. Craig Kesler and James H. Graass and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign any or all further amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Keith W. Metcalf Keith W. Metcalf	President (Principal Executive Officer)	July 25, 2016

/s/ Timothy Z. Parks Timothy Z. Parks	Vice President – Finance (Principal Financial Officer and Principal Accounting Officer)	July 25, 2016

/s/ Michael Haack Michael Haack	Manager	July 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 25, 2016.

AUDUBON MATERIALS LLC

By:	/s/ David Challacomb
David Challacomb
President

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints David B. Powers, D. Craig Kesler and James H. Graass and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign any or all further amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ David Challacomb David Challacomb	President (Principal Executive Officer)	July 25, 2016

/s/ Paul J. Anderson Paul J. Anderson	Executive Vice President and Assistant Secretary (Principal Financial Officer and Principal Accounting Officer)	July 25, 2016

/s/ Gerald J. Essl Gerald J. Essl	Manager	July 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 25, 2016.

AUDUBON READYMIX LLC

By:	/s/ Jarrod Huntley
Jarrod Huntley
President

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints David B. Powers, D. Craig Kesler and James H. Graass and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign any or all further amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Jarrod Huntley Jarrod Huntley	President (Principal Executive Officer)	July 25, 2016

/s/ Douglas Bradley Ball Douglas Bradley Ball	Vice President – Finance (Principal Financial Officer and Principal Accounting Officer)	July 25, 2016

/s/ Michael Haack Michael Haack	Manager	July 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 25, 2016.

CCP CEMENT COMPANY

By:	/s/ Gerald J. Essl
Gerald J. Essl
President

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints David B. Powers, D. Craig Kesler and James H. Graass and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign any or all further amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Gerald J. Essl Gerald J. Essl	President (Principal Executive Officer)	July 25, 2016

/s/ D. Craig Kesler D. Craig Kesler	Senior Vice President – Finance and Treasurer (Principal Financial Officer and Principal Accounting Officer)	July 25, 2016

/s/ David B. Powers David B. Powers	Director	July 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 25, 2016.

CCP CONCRETE/AGGREGATES LLC

By:	/s/ Michael Haack
Michael Haack
President

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints David B. Powers, D. Craig Kesler and James H. Graass and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign any or all further amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Michael Haack Michael Haack	President (Principal Executive Officer)	July 25, 2016

/s/ D. Craig Kesler D. Craig Kesler	Senior Vice President – Finance and Treasurer (Principal Financial Officer and Principal Accounting Officer)	July 25, 2016

/s/ David B. Powers David B. Powers	Manager	July 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 25, 2016.

CCP GYPSUM LLC

By:	/s/ Keith W. Metcalf
Keith W. Metcalf
President

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints David B. Powers, D. Craig Kesler and James H. Graass and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign any or all further amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Keith W. Metcalf Keith W. Metcalf	President (Principal Executive Officer)	July 25, 2016

/s/ D. Craig Kesler D. Craig Kesler	Senior Vice President – Finance and Treasurer (Principal Financial Officer and Principal Accounting Officer)	July 25, 2016

/s/ David B. Powers David B. Powers	Manager	July 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 25, 2016.

CCP LAND COMPANY

By:	/s/ David B. Powers
David B. Powers
President and Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints David B. Powers, D. Craig Kesler and James H. Graass and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign any or all further amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ David B. Powers David B. Powers	President and Chief Executive Officer (Principal Executive Officer)	July 25, 2016

/s/ D. Craig Kesler D. Craig Kesler	Senior Vice President – Finance and Treasurer (Principal Financial Officer and Principal Accounting Officer)	July 25, 2016

/s/ Gerald J. Essl Gerald J. Essl	Director	July 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 25, 2016.

CCP LEASING LLC

By:	/s/ Tom Hamp
Tom Hamp
President

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints David B. Powers, D. Craig Kesler and James H. Graass and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign any or all further amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Tom Hamp Tom Hamp	President (Principal Executive Officer)	July 25, 2016

/s/ D. Craig Kesler D. Craig Kesler	Senior Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)	July 25, 2016

/s/ Gerald J. Essl Gerald J. Essl	Manager	July 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 25, 2016.

CENTEX CEMENT CORPORATION

By:	/s/ Gerald J. Essl
Gerald J. Essl
President

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints David B. Powers, D. Craig Kesler and James H. Graass and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign any or all further amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Gerald J. Essl Gerald J. Essl	President (Principal Executive Officer) and Director	July 25, 2016

/s/ D. Craig Kesler D. Craig Kesler	Senior Vice President – Finance and Treasurer (Principal Financial Officer and Principal Accounting Officer)	July 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 25, 2016.

CENTEX MATERIALS LLC

By:	/s/ David Loftis
David Loftis
President

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints David B. Powers, D. Craig Kesler and James H. Graass and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign any or all further amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ David Loftis David Loftis	President (Principal Executive Officer)	July 25, 2016

/s/ Beth Ann Pieprzica Beth Ann Pieprzica	Vice President – Finance (Principal Financial Officer and Principal Accounting Officer)	July 25, 2016

/s/ Michael Haack Michael Haack	Manager	July 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 25, 2016.

CPCC LAND COMPANY LLC

By:	/s/ David Challacomb
David Challacomb
President

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints David B. Powers, D. Craig Kesler and James H. Graass and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign any or all further amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ David Challacomb David Challacomb	President (Principal Executive Officer)	July 25, 2016

/s/ Paul J. Anderson Paul J. Anderson	Executive Vice President and Assistant Secretary (Principal Financial Officer and Principal Accounting Officer)	July 25, 2016

/s/ Gerald J. Essl Gerald J. Essl	Manager	July 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 25, 2016.

CRS ATLANTIC LLC

By:	/s/ Eric M. Cribbs
Eric M. Cribbs
President

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints David B. Powers, D. Craig Kesler and James H. Graass and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign any or all further amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Eric M. Cribbs Eric M. Cribbs	President (Principal Executive Officer)	July 25, 2016

/s/ D. Craig Kesler D. Craig Kesler	Senior Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)	July 25, 2016

/s/ Michael Haack Michael Haack	Manager	July 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 25, 2016.

CRS BLOCKER 1 INC.

By:	/s/ Eric M. Cribbs
Eric M. Cribbs
President

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints David B. Powers, D. Craig Kesler and James H. Graass and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign any or all further amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Eric M. Cribbs Eric M. Cribbs	President (Principal Executive Officer)	July 25, 2016

/s/ D. Craig Kesler D. Craig Kesler	Senior Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)	July 25, 2016

/s/ Michael Haack Michael Haack	Director	July 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 25, 2016.

CRS BLOCKER 2 INC.

By:	/s/ Eric M. Cribbs
Eric M. Cribbs
President

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints David B. Powers, D. Craig Kesler and James H. Graass and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign any or all further amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Eric M. Cribbs Eric M. Cribbs	President (Principal Executive Officer)	July 25, 2016

/s/ D. Craig Kesler D. Craig Kesler	Senior Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)	July 25, 2016

/s/ Michael Haack Michael Haack	Director	July 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 25, 2016.

CRS BLOCKER 3 INC.

By:	/s/ Eric M. Cribbs
Eric M. Cribbs
President

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints David B. Powers, D. Craig Kesler and James H. Graass and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign any or all further amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Eric M. Cribbs Eric M. Cribbs	President (Principal Executive Officer)	July 25, 2016

/s/ D. Craig Kesler D. Craig Kesler	Senior Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)	July 25, 2016

/s/ Michael Haack Michael Haack	Director	July 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 25, 2016.

CRS BLOCKER 4 INC.

By:	/s/ Eric M. Cribbs
Eric M. Cribbs
President

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints David B. Powers, D. Craig Kesler and James H. Graass and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign any or all further amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Eric M. Cribbs Eric M. Cribbs	President (Principal Executive Officer)	July 25, 2016

/s/ D. Craig Kesler D. Craig Kesler	Senior Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)	July 25, 2016

/s/ Michael Haack Michael Haack	Director	July 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 25, 2016.

CRS HOLDCO LLC

By:	/s/ Eric M. Cribbs
Eric M. Cribbs
President

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints David B. Powers, D. Craig Kesler and James H. Graass and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign any or all further amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Eric M. Cribbs Eric M. Cribbs	President (Principal Executive Officer)	July 25, 2016

/s/ D. Craig Kesler D. Craig Kesler	Senior Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)	July 25, 2016

/s/ Michael Haack Michael Haack	Manager	July 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 25, 2016.

CRS PROPPANTS LLC

By:	/s/ Eric M. Cribbs
Eric M. Cribbs
President

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints David B. Powers, D. Craig Kesler and James H. Graass and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign any or all further amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Eric M. Cribbs Eric M. Cribbs	President (Principal Executive Officer)	July 25, 2016

/s/ D. Craig Kesler D. Craig Kesler	Senior Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)	July 25, 2016

/s/ Michael Haack Michael Haack	Manager	July 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 25, 2016.

DUNNING PROPERTIES, L.L.C.

By:	/s/ Michael Haack
Michael Haack
President

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints David B. Powers, D. Craig Kesler and James H. Graass and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign any or all further amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Michael Haack Michael Haack	President (Principal Executive Officer)	July 25, 2016

/s/ D. Craig Kesler D. Craig Kesler	Senior Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)	July 25, 2016

/s/ Michael Haack Michael Haack	Manager	July 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 25, 2016.

EAGLE CEMENT COMPANY LLC

By:	/s/ Gerald J. Essl
Gerald J. Essl
President

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints David B. Powers, D. Craig Kesler and James H. Graass and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign any or all further amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Gerald J. Essl Gerald J. Essl	President (Principal Executive Officer) and Manager	July 25, 2016

/s/ D. Craig Kesler D. Craig Kesler	Senior Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)	July 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 25, 2016.

EAGLE MATERIALS AVIATION LLC

By:	/s/ David B. Powers
David B. Powers
President

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints David B. Powers, D. Craig Kesler and James H. Graass and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign any or all further amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ David B. Powers David B. Powers	President (Principal Executive Officer) and Manager	July 25, 2016

/s/ D. Craig Kesler D. Craig Kesler	Senior Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)	July 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 25, 2016.

EAGLE MATERIALS IP LLC

By:	/s/ David B. Powers
David B. Powers
President

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints David B. Powers, D. Craig Kesler and James H. Graass and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign any or all further amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ David B. Powers David B. Powers	President (Principal Executive Officer) and Manager	July 25, 2016

/s/ D. Craig Kesler D. Craig Kesler	Senior Vice President – Finance and Treasurer (Principal Financial Officer and Principal Accounting Officer)	July 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 25, 2016.

EAGLE OIL AND GAS PROPPANTS HOLDINGS LLC

By:	/s/ Eric M. Cribbs
Eric M. Cribbs
President

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints David B. Powers, D. Craig Kesler and James H. Graass and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign any or all further amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Eric M. Cribbs Eric M. Cribbs	President (Principal Executive Officer)	July 25, 2016

/s/ D. Craig Kesler D. Craig Kesler	Senior Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)	July 25, 2016

/s/ David B. Powers David B. Powers	Manager	July 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 25, 2016.

EAGLE OIL AND GAS PROPPANTS LLC

By:	/s/ Eric M. Cribbs
Eric M. Cribbs
President

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints David B. Powers, D. Craig Kesler and James H. Graass and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign any or all further amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Eric M. Cribbs Eric M. Cribbs	President (Principal Executive Officer)	July 25, 2016

/s/ D. Craig Kesler D. Craig Kesler	Senior Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)	July 25, 2016

/s/ Michael Haack Michael Haack	Manager	July 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 25, 2016.

FARMING SOLUTIONS HOLDINGS LLC

By:	CCP CEMENT COMPANY, its Sole Member

	By:	/s/ Gerald J. Essl Gerald J. Essl President

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints David B. Powers, D. Craig Kesler and James H. Graass and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign any or all further amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Gerald J. Essl Gerald J. Essl	President (Principal Executive Officer)	July 25, 2016

/s/ D. Craig Kesler D. Craig Kesler	Senior Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)	July 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 25, 2016.

FARMING SOLUTIONS LLC

By:	FARMING SOLUTIONS HOLDINGS LLC, its Sole Member

	By:	/s/ Gerald J. Essl Gerald J. Essl President

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints David B. Powers, D. Craig Kesler and James H. Graass and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign any or all further amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Gerald J. Essl Gerald J. Essl	President (Principal Executive Officer)	July 25, 2016

/s/ D. Craig Kesler D. Craig Kesler	Senior Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)	July 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 25, 2016.

GREAT NORTHERN SAND LLC

By:	/s/ Eric M. Cribbs
Eric M. Cribbs
President

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints David B. Powers, D. Craig Kesler and James H. Graass and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign any or all further amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Eric M. Cribbs Eric M. Cribbs	President (Principal Executive Officer)	July 25, 2016

/s/ D. Craig Kesler D. Craig Kesler	Senior Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)	July 25, 2016

/s/ Michael Haack Michael Haack	Manager	July 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 25, 2016.

GREEN PROPERTY FARMS, LLC

By:	/s/ Michael Haack
Michael Haack
President

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints David B. Powers, D. Craig Kesler and James H. Graass and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign any or all further amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Michael Haack Michael Haack	President (Principal Executive Officer)	July 25, 2016

/s/ D. Craig Kesler D. Craig Kesler	Senior Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)	July 25, 2016

/s/ Michael Haack Michael Haack	Manager	July 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 25, 2016.

GREEN ROSE INVESTMENTS, LLC

By:	/s/ Michael Haack
Michael Haack
President

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints David B. Powers, D. Craig Kesler and James H. Graass and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign any or all further amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Michael Haack Michael Haack	President (Principal Executive Officer)	July 25, 2016

/s/ D. Craig Kesler D. Craig Kesler	Senior Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)	July 25, 2016

/s/ Michael Haack Michael Haack	Manager	July 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 25, 2016.

HOLLIS & EASTERN RAILROAD COMPANY LLC

By:	/s/ Keith W. Metcalf
Keith W. Metcalf
President

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints David B. Powers, D. Craig Kesler and James H. Graass and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign any or all further amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Keith W. Metcalf Keith W. Metcalf	President (Principal Executive Officer)	July 25, 2016

/s/ Timothy Z. Parks Timothy Z. Parks	Vice President – Finance (Principal Financial Officer and Principal Accounting Officer)	July 25, 2016

/s/ D. Craig Kesler D. Craig Kesler	Manager	July 25, 2016

/s/ Michael Haack Michael Haack	Manager	July 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 25, 2016.

IC ENERGY LLC

By:	/s/ Wayne Emmer
Wayne Emmer
President

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints David B. Powers, D. Craig Kesler and James H. Graass and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign any or all further amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Wayne Emmer Wayne Emmer	President (Principal Executive Officer)	July 25, 2016

/s/ Frank P. Koeppel Frank P. Koeppel	Vice President – Finance (Principal Financial Officer and Principal Accounting Officer)	July 25, 2016

/s/ Gerald J. Essl Gerald J. Essl	Manager	July 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 25, 2016.

ILLINOIS CEMENT COMPANY LLC

By:	/s/ Wayne Emmer
Wayne Emmer
President

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints David B. Powers, D. Craig Kesler and James H. Graass and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign any or all further amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Wayne Emmer Wayne Emmer	President (Principal Executive Officer)	July 25, 2016

/s/ Frank P. Koeppel Frank P. Koeppel	Vice President – Finance (Principal Financial Officer and Principal Accounting Officer)	July 25, 2016

/s/ Gerald J. Essl Gerald J. Essl	Manager	July 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 25, 2016.

KANSAS CITY AGGREGATE LLC

By:	/s/ Jarrod Huntley
Jarrod Huntley
President

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints David B. Powers, D. Craig Kesler and James H. Graass and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign any or all further amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Jarrod Huntley Jarrod Huntley	President (Principal Executive Officer)	July 25, 2016

/s/ Douglas Bradley Ball Douglas Bradley Ball	Vice President – Finance (Principal Financial Officer and Principal Accounting Officer)	July 25, 2016

/s/ Michael Haack Michael Haack	Manager	July 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 25, 2016.

KANSAS CITY FLY ASH LLC

By:	/s/ Jarrod Huntley
Jarrod Huntley
President

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints David B. Powers, D. Craig Kesler and James H. Graass and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign any or all further amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Jarrod Huntley Jarrod Huntley	President (Principal Executive Officer)	July 25, 2016

/s/ Douglas Bradley Ball Douglas Bradley Ball	Vice President – Finance (Principal Financial Officer and Principal Accounting Officer)	July 25, 2016

/s/ Gerald J. Essl Gerald J. Essl	Manager	July 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 25, 2016.

KANSAS CITY READYMIX LLC

By:	/s/ Jarrod Huntley
Jarrod Huntley
President

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints David B. Powers, D. Craig Kesler and James H. Graass and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign any or all further amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Jarrod Huntley Jarrod Huntley	President (Principal Executive Officer)	July 25, 2016

/s/ Douglas Bradley Ball Douglas Bradley Ball	Vice President – Finance (Principal Financial Officer and Principal Accounting Officer)	July 25, 2016

/s/ Michael Haack Michael Haack	Manager	July 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 25, 2016.

MATHEWS READYMIX LLC

By:	/s/ Lloyd Burns
Lloyd Burns
President

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints David B. Powers, D. Craig Kesler and James H. Graass and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign any or all further amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Lloyd Burns Lloyd Burns	President (Principal Executive Officer)	July 25, 2016

/s/ Todd W. Ceasri Todd W. Ceasri	Vice President – Finance and Assistant Secretary (Principal Financial Officer and Principal Accounting Officer)	July 25, 2016

/s/ Michael Haack Michael Haack	Manager	July 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 25, 2016.

MEV LAND TRUST LLC

By:	/s/ Eric M. Cribbs
Eric M. Cribbs
President

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints David B. Powers, D. Craig Kesler and James H. Graass and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign any or all further amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Eric M. Cribbs Eric M. Cribbs	President (Principal Executive Officer)	July 25, 2016

/s/ D. Craig Kesler D. Craig Kesler	Senior Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)	July 25, 2016

/s/ Michael Haack Michael Haack	Manager	July 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 25, 2016.

MICHIGAN CEMENT COMPANY LLC

By:	/s/ Wayne Emmer
Wayne Emmer
President

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints David B. Powers, D. Craig Kesler and James H. Graass and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign any or all further amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Wayne Emmer Wayne Emmer	President (Principal Executive Officer)	July 25, 2016

/s/ D. Craig Kesler D. Craig Kesler	Senior Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)	July 25, 2016

/s/ Gerald J. Essl Gerald J. Essl	Manager	July 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 25, 2016.

MINNESOTA SAND COMPANY LLC

By:	/s/ Eric M. Cribbs
Eric M. Cribbs
President

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints David B. Powers, D. Craig Kesler and James H. Graass and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign any or all further amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Eric M. Cribbs Eric M. Cribbs	President (Principal Executive Officer)	July 25, 2016

/s/ D. Craig Kesler D. Craig Kesler	Senior Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)	July 25, 2016

/s/ Michael Haack Michael Haack	Manager	July 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 25, 2016.

MOUNTAIN CEMENT COMPANY

By:	/s/ Tom Hamp
Tom Hamp
President

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints David B. Powers, D. Craig Kesler and James H. Graass and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign any or all further amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Tom Hamp Tom Hamp	President (Principal Executive Officer)	July 25, 2016

/s/ Mike Fox Mike Fox	Vice President – Finance and Assistant Secretary (Principal Financial Officer and Principal Accounting Officer)	July 25, 2016

/s/ Gerald J. Essl Gerald J. Essl	Director	July 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 25, 2016.

MOUNTAIN LAND & CATTLE COMPANY LLC

By:	/s/ Tom Hamp
Tom Hamp
President

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints David B. Powers, D. Craig Kesler and James H. Graass and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign any or all further amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Tom Hamp Tom Hamp	President (Principal Executive Officer)	July 25, 2016

/s/ Mike Fox Mike Fox	Vice President – Finance (Principal Financial Officer and Principal Accounting Officer)	July 25, 2016

/s/ Gerald J. Essl Gerald J. Essl	Manager	July 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 25, 2016.

NEVADA CEMENT COMPANY

By:	/s/ Joseph P. Sells
Joseph P. Sells
President

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints David B. Powers, D. Craig Kesler and James H. Graass and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign any or all further amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Joseph P. Sells Joseph P. Sells	President (Principal Executive Officer)	July 25, 2016

/s/ Mark A. Knodell Mark A. Knodell	Vice President – Finance (Principal Financial Officer and Principal Accounting Officer)	July 25, 2016

/s/ Gerald J. Essl Gerald J. Essl	Manager	July 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 25, 2016.

NORTHERN WHITE SAND LLC

By:	/s/ Eric M. Cribbs
Eric M. Cribbs
President

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints David B. Powers, D. Craig Kesler and James H. Graass and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign any or all further amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Eric M. Cribbs Eric M. Cribbs	President (Principal Executive Officer)	July 25, 2016

/s/ Robert Kynaston Robert Kynaston	Vice President – Finance (Principal Financial Officer and Principal Accounting Officer)	July 25, 2016

/s/ Michael Haack Michael Haack	Manager	July 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 25, 2016.

REPUBLIC PAPERBOARD COMPANY LLC

By:	/s/ Lisa McGregor
Lisa McGregor
President

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints David B. Powers, D. Craig Kesler and James H. Graass and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign any or all further amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Lisa McGregor Lisa McGregor	President (Principal Executive Officer)	July 25, 2016

/s/ Brian Sibley Brian Sibley	Vice President – Finance (Principal Financial Officer and Principal Accounting Officer)	July 25, 2016

/s/ D. Craig Kesler D. Craig Kesler	Manager	July 25, 2016

/s/ Michael Haack Michael Haack	Manager	July 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 25, 2016.

RIO GRANDE DRYWALL SUPPLY CO.

By:	/s/ Keith W. Metcalf
Keith W. Metcalf
President

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints David B. Powers, D. Craig Kesler and James H. Graass and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign any or all further amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Keith W. Metcalf Keith W. Metcalf	President (Principal Executive Officer)	July 25, 2016

/s/ Timothy Z. Parks Timothy Z. Parks	Vice President – Finance and Controller (Principal Financial Officer and Principal Accounting Officer)	July 25, 2016

/s/ Michael Haack Michael Haack	Director	July 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 25, 2016.

SKYWAY CEMENT COMPANY LLC

By:	/s/ Wayne Emmer
Wayne Emmer
President

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints David B. Powers, D. Craig Kesler and James H. Graass and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign any or all further amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Wayne Emmer Wayne Emmer	President (Principal Executive Officer) and Manager	July 25, 2016

/s/ Frank P. Koeppel Frank P. Koeppel	Vice President – Finance (Principal Financial Officer and Principal Accounting Officer)	July 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 25, 2016.

TEXAS CEMENT COMPANY

By:	/s/ Gerald J. Essl
Gerald J. Essl
President

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints David B. Powers, D. Craig Kesler and James H. Graass and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign any or all further amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Gerald J. Essl Gerald J. Essl	President (Principal Executive Officer) and Manager	July 25, 2016

/s/ D. Craig Kesler D. Craig Kesler	Senior Vice President – Finance and Treasurer (Principal Financial Officer and Principal Accounting Officer)	July 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 25, 2016.

TLCC GP LLC

By:	/s/ Gerald J. Essl
Gerald J. Essl
President

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints David B. Powers, D. Craig Kesler and James H. Graass and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign any or all further amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Gerald J. Essl Gerald J. Essl	President (Principal Executive Officer) and Manager	July 25, 2016

/s/ D. Craig Kesler D. Craig Kesler	Senior Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer) and Manager	July 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 25, 2016.

TLCC LP LLC

By:	/s/ Joseph P. Sells
Joseph P. Sells
President and Secretary

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints David B. Powers, D. Craig Kesler and James H. Graass and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign any or all further amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Joseph P. Sells Joseph P. Sells	President and Secretary (Principal Executive Officer) and Manager	July 25, 2016

/s/ Mark A. Knodell Mark A. Knodell	Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer) and Manager	July 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 25, 2016.

TULSA CEMENT LLC

By:	/s/ David Challacomb
David Challacomb
President

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints David B. Powers, D. Craig Kesler and James H. Graass and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign any or all further amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ David Challacomb David Challacomb	President (Principal Executive Officer)	July 25, 2016

/s/ Paul J. Anderson Paul J. Anderson	Executive Vice President and Assistant Secretary (Principal Financial Officer and Principal Accounting Officer)	July 25, 2016

/s/ Gerald J. Essl Gerald J. Essl	Manager	July 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 25, 2016.

WESTERN AGGREGATES LLC

By:	/s/ Lloyd Burns
Lloyd Burns
President

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints David B. Powers, D. Craig Kesler and James H. Graass and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign any or all further amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Lloyd Burns Lloyd Burns	President (Principal Executive Officer)	July 25, 2016

/s/ Todd W. Ceasri Todd W. Ceasri	Vice President – Finance and Assistant Secretary (Principal Financial Officer and Principal Accounting Officer)	July 25, 2016

/s/ Michael Haack Michael Haack	Manager	July 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 25, 2016.

WESTERN CEMENT COMPANY OF CALIFORNIA

By:	/s/ Gerald J. Essl
Gerald J. Essl
President

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints David B. Powers, D. Craig Kesler and James H. Graass and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign any or all further amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Gerald J. Essl Gerald J. Essl	President (Principal Executive Officer) and Director	July 25, 2016

/s/ D. Craig Kesler D. Craig Kesler	Senior Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)	July 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Act, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 25, 2016.

WISCONSIN CEMENT COMPANY

By:	/s/ Wayne Emmer
Wayne Emmer
President

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints David B. Powers, D. Craig Kesler and James H. Graass and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign any or all further amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Wayne Emmer Wayne Emmer	President (Principal Executive Officer)	July 25, 2016

/s/ D. Craig Kesler D. Craig Kesler	Senior Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)	July 25, 2016

/s/ Gerald J. Essl Gerald J. Essl	Director	July 25, 2016

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

1.1*	Form of Underwriting Agreement.

2.1**	Amended and Restated Agreement and Plan of Merger, dated as of November 4, 2003, among Centex Corporation, Centex Construction Products, Inc. (now known as Eagle Materials Inc.) and ARG Merger Corporation (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K/A filed with the Securities and Exchange Commission on November 12, 2003).

2.2	Amended and Restated Distribution Agreement dated as of November 4, 2003 between Centex Corporation and Centex Construction Products, Inc. (now known as Eagle Materials Inc.) (incorporated by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K/A filed with the Securities and Exchange Commission on November 12, 2003).

2.3	Asset Purchase Agreement dated September 26, 2012, among Eagle Materials Inc., Audubon Materials LLC, Lafarge North America, Inc. and other sellers named therein (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K/A filed with the Securities and Exchange Commission on September 27, 2012).

3.1**	Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 11, 2006).

3.2	Restated Certificate of Designation, Preferences and Rights of Series A Preferred Stock (incorporated by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 11, 2006).

3.3**	Amended and Restated Bylaws of the Company (incorporated by reference to Exhibit 3.3 to the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2007, filed with the Securities and Exchange Commission on May 29, 2007).

3.4**	Amendment to Amended and Restated Bylaws of the Company (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 24, 2008).

3.5**	Amendment to Amended and Restated Bylaws of the Company (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 3, 2012).

3.6	Amendment to Amended and Restated Bylaws of the Company (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 7, 2015).

4.1**	Indenture dated as of May 8, 2009 between Eagle Materials Inc. and The Bank of New York Mellon Trust Company, N.A. (incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form S-3 filed with the Securities and Exchange Commission on May 11, 2009).

4.2*	Form of Note.

4.3*	Form of Warrant Agreement.

4.4*	Form of Unit Agreement.

4.5*	Form of Deposit Agreement (depositary shares).

4.6*	Form of Deposit Receipt (included in Exhibit 4.5).

4.7**	Specimen of Certificate Representing the Company’s Common Stock (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 11, 2006).

Exhibit Number	Description of Exhibit

4.8	Third Amended and Restated Credit Agreement dated as of October 30, 2014 among Eagle Materials Inc., the lenders party thereto, JPMorgan Chase Bank, N.A. as Administrative Agent, and the other Lenders party thereto (incorporated by reference to Exhibit 10.7 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2014, filed with the Securities and Exchange Commission on November 5, 2014).

4.9	Amendment No. 1 to Third Amended and Restated Credit Agreement among Eagle Materials Inc., the lenders party thereto, JPMorgan Chase Bank, N.A. as Administrative Agent, and the other Lenders party thereto dated August 10, 2015 (incorporated by reference to Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2015, filed with the Securities and Exchange Commission on October 27, 2015).

4.10	Note Purchase Agreement dated as of November 15, 2005, among the Company and the purchasers named therein (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 18, 2005).

4.11	First Amendment to Note Purchase Agreement (Series 2005A) dated September 26, 2012 (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K/A filed with the Securities and Exchange Commission on September 27, 2012).

4.12	Note Purchase Agreement, dated as of October 2, 2007, among the Company and the purchasers named therein (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K/A filed with the Securities and Exchange Commission on October 3, 2007).

4.13	First Amendment to Note Purchase Agreement (Series 2007A) dated September 26, 2012 (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K/A filed with the Securities and Exchange Commission on September 27, 2012).

5.1**	Opinion of Baker Botts L.L.P.

5.2	Opinion of Sidley Austin LLP

12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

23.2**	Consent of Baker Botts L.L.P. (contained in Exhibit 5.1).

23.3	Consent of Sidley Austin LLP (contained in Exhibit 5.2).

24.1	Powers of Attorney (set forth on signature pages).

25.1**	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, with respect to The Bank of New York Mellon Trust Company, N.A.

*	To be filed by amendment or as an exhibit with a subsequent Current Report on Form 8-K in connection with a specific offering.
**	Previously filed with Registration Statement.